                                     SCHEDULE 14A
                                    (RULE 14a-101)

                       INFORMATION REQUIRED IN PROXY STATEMENT

                               SCHEDULE 14A INFORMATION

                   PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                           SECURITIES EXCHANGE ACT OF 1934

    Filed by the Registrant  /X/
    Filed by a Party other than the Registrant  / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
                                            / /  Confidential, for Use of the
                                                 Commission Only (as
                                                 permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                     APARTMENT INVESTMENT AND MANAGEMENT COMPANY
                   (Name of Registrant as Specified in Its Charter)

                     APARTMENT INVESTMENT AND MANAGEMENT COMPANY
       (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):
   /X/  No fee required.
   / /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1)  Title of each class of securities to which transaction applies:
    (2)  Aggregate number of securities to which transaction applies:
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
    (4)  Proposed maximum aggregate value of transaction:
    (5)  Total fee paid:

    / /  Fee paid previously with preliminary materials.

    / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1)  Amount Previously Paid:
    (2)  Form, Schedule or Registration Statement No.:
    (3)  Filing Party:
    (4)  Date Filed:

                     APARTMENT INVESTMENT AND MANAGEMENT COMPANY
                        1873 SOUTH BELLAIRE STREET, SUITE 1700
                             DENVER, COLORADO 80222-4348

                                     ___________

                       NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                             TO BE HELD ON APRIL 24, 1997



    You are cordially invited to attend the 1997 Annual Meeting of Stockholders (the "Meeting") of APARTMENT INVESTMENT AND MANAGEMENT COMPANY (the "Company") to be held on Thursday, April 24, 1997, at 9:00 a.m. at the principal executive offices of the Company at 1873 South Bellaire Street, Suite 1700, Denver, Colorado 80222-4348, for the following purposes:

    1. To elect six directors, for a term of one year each, until the next Annual Meeting of Stockholders and until their successors are elected and qualify;

    2. To ratify the selection of Ernst & Young LLP, to serve as independent auditors for the Company for the fiscal year ending December 31, 1997;

    3. To consider and act upon a proposal to approve the Apartment Investment and Management Company 1997 Stock Award and Incentive Plan;

    4. To consider and act upon a proposal to approve and ratify (i) the Amended and Restated Apartment Investment and Management Company Non-Qualified Employee Stock Option Plan, and (ii) the issuance and sale of 515,500 shares of the Company's Class A Common Stock to certain of the Company's executive officers; and

    5. To transact such other business as may properly come before the Meeting or any adjournment(s) thereof.

    Only stockholders of record at the close of business on March 19, 1997, will be entitled to notice of, and to vote at, the Meeting or any adjournment(s) thereof.

    WHETHER OR NOT YOU EXPECT TO BE AT THE MEETING, PLEASE SIGN AND DATE THE ENCLOSED PROXY WHICH IS BEING SOLICITED BY THE BOARD OF DIRECTORS, AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. The proxy is revocable at any time prior to the exercise thereof by written notice to the Company, and stockholders who attend the Meeting may withdraw their proxies and vote their shares personally if they so desire.

                             BY ORDER OF THE BOARD OF DIRECTORS

                             Leeann Morein
                             SECRETARY

March 31, 1997

                     APARTMENT INVESTMENT AND MANAGEMENT COMPANY
                        1873 SOUTH BELLAIRE STREET, SUITE 1700
                             DENVER, COLORADO 80222-4348
                                     ___________

                                   PROXY STATEMENT
                                         FOR
                            ANNUAL MEETING OF STOCKHOLDERS
                             TO BE HELD ON APRIL 24, 1997

    This Proxy Statement is furnished to stockholders of Apartment Investment and Management Company, (the "Company"), a self-administered and self-managed real estate investment trust ("REIT"), in connection with the solicitation of proxies in the form enclosed herewith for use at the Annual Meeting of Stockholders of the Company to be held on Thursday, April 24, 1997, at 9:00 a.m. at the principal executive offices of the Company at 1873 South Bellaire Street, Suite 1700, Denver, Colorado 80222-4348, and at any and all adjournments or postponements thereof (the "Meeting"), for the purposes set forth in the Notice of Meeting. This Proxy Statement and the enclosed form of proxy are being first mailed to stockholders on or about April 2, 1997.

    This solicitation is made by mail on behalf of the Board of Directors of the Company. Costs of the solicitation will be borne by the Company. Further solicitation of proxies may be made by telephone, telegraph, fax or personal interview by the directors, officers and employees of the Company and its affiliates, who will not receive additional compensation for the solicitation. The Company has retained the services of Corporate Investor Communications, for an estimated fee of $4,500, plus out-of-pocket expenses, to assist in the solicitation of proxies from brokerage houses, banks, and other custodians or nominees holding stock in their names for others. The Company will reimburse banks, brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy material to stockholders.

    Holders of record of the Class A Common Stock of the Company ("Common Stock") as of the close of business on the record date, March 19, 1997, are entitled to receive notice of, and to vote at, the Meeting. Each share of Common Stock entitles the holder to one vote. At the close of business on March 19, 1997, there were 17,569,970 shares of Common Stock issued and outstanding.

    Shares represented by proxies in the form enclosed, if the proxies are properly executed and returned and not revoked, will be voted as specified. Where no specification is made on a properly executed and returned proxy, the shares will be voted FOR the election of all nominees for director, FOR the ratification of the selection of Ernst & Young LLP as independent auditors for the calendar year ending December 31, 1997, FOR the approval of the Amended and Restated Apartment Investment and Management Company 1997 Stock Award and Incentive Plan (the "1997 Stock Plan"), FOR the approval and ratification of (i) the Amended and Restated Apartment Investment and Management Company Non-Qualified Stock Option Plan (the "Non-Qualified Option Plan"), and (ii) the issuance and sale of 515,500 shares of Common Stock to certain of the Company's executive officers. To be voted, proxies must be filed with the Secretary of the Company prior to voting. Proxies may be revoked at any time before voting by filing a notice of revocation with the Secretary of the Company, by filing a later dated proxy with the Secretary of the Company or by voting in person at the Meeting. Shares represented by proxies that reflect abstentions or "broker non-votes" (i.e., shares held by a broker or nominee which are represented at the Meeting, but with respect to which such broker or nominee is not empowered to vote on a particular proposal) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum.

    The Company's 1996 Annual Report to Shareholders is being mailed with this Proxy Statement. The principal executive offices of the Company are located at 1873 South Bellaire Street, Suite 1700, Denver, Colorado 80222-4348.

                          PROPOSAL 1:  ELECTION OF DIRECTORS

    Pursuant to the Company's Articles of Incorporation, directors are elected at each Annual Meeting of Stockholders and hold office for one year, until their successors are duly elected and qualify at the next Annual Meeting of Stockholders. The Company's Bylaws currently authorize a Board of Directors consisting of not less than three nor more than nine persons.

    The nominees for election to the six positions on the Board of Directors to be voted upon at the Meeting are Terry Considine, Richard S. Ellwood, Peter K. Kompaniez, J. Landis Martin, Thomas L. Rhodes and John D. Smith. All nominees were elected to the Board of Directors at the last Annual Meeting of Stockholders. Messrs. Ellwood, Martin, Rhodes and Smith (the "Independent Directors") are not employed by, or affiliated with, the Company, other than by virtue of serving as directors of the Company. Unless authority to vote for the election of directors has been specifically withheld, the persons named in the accompanying proxy intend to vote for the election of Messrs. Considine, Ellwood, Kompaniez, Martin, Rhodes and Smith to hold office as directors for a term of one year until their successors are elected and qualify at the next Annual Meeting of Stockholders. All nominees have advised the Board of Directors that they are able and willing to serve as directors.

    If any nominee becomes unavailable for any reason (which is not anticipated), the shares represented by the proxies may be voted for such other person or persons as may be determined by the holders of the proxies (unless a proxy contains instructions to the contrary). In no event will the proxy be voted for more than six nominees.

VOTE

    Directors will be elected by a favorable vote of a plurality of the shares of voting stock present and entitled to vote, in person or by proxy, at the Meeting. Accordingly, abstentions or broker non-votes as to the election of directors will not affect the election of the candidates receiving the plurality of votes. Unless instructed to the contrary in the proxy, the shares represented by the proxies will be voted FOR the election of the six nominees named above as directors.


            PROPOSAL 2:  RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

    The firm of Ernst & Young LLP, the Company's independent auditors for the year ended December 31, 1996, was selected by the Board of Directors, upon the recommendation of the Audit Committee, to act in the same capacity for the fiscal year ending December 31, 1997, subject to ratification by the stockholders. There are no affiliations between the Company and Ernst & Young LLP, its partners, associates or employees, other than as pertain to the engagement of Ernst & Young LLP as independent auditors for the Company in the previous year. Representatives of Ernst & Young LLP are expected to be present at the Meeting and will be given the opportunity to make a statement if they so desire and to respond to appropriate questions.

VOTE

    The affirmative vote of a majority of the votes cast regarding the proposal is required to ratify the selection of Ernst & Young LLP. Accordingly, abstentions or broker non-votes will not affect the outcome of the vote on the proposal. Unless instructed to the contrary in the proxy, the shares represented by the proxies will be voted FOR the proposal to ratify the selection of Ernst & Young LLP to serve as independent auditors for the Company for the fiscal year ending December 31, 1997.

                    PROPOSAL 3:  APPROVAL OF THE 1997 STOCK PLAN

    The Board of Directors has adopted, subject to stockholder approval, the 1997 Stock Plan, which provides for the grant of various types of stock-based compensation to directors, officers, employees, consultants and advisors of the Company and its subsidiaries. No awards have been made under the 1997 Stock Plan. The 1997 Stock Plan is designed to comply with the requirements for "performance-based compensation" under Section 162(m) ("Section 162(m)") of the Internal Revenue Code of 1986, as amended (the "Code"), and the conditions for exemption from the short-swing profit recovery rules under Rule 16b-3 ("Rule 16b-3") of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The summary that follows is subject to the actual terms of the 1997 Stock Plan, a copy of which is attached hereto as Annex A. Capitalized terms used but not otherwise defined in the summary that follows shall have the respective meanings ascribed to them in the 1997 Stock Plan.

VOTE

    The affirmative vote of a majority of the votes cast regarding the proposal is required for approval of the 1997 Stock Plan. Accordingly, abstentions or broker non-votes will not affect the outcome of the vote on the proposal. Unless instructed to the contrary in the proxy, the shares represented by the proxies will be voted FOR the proposal to approve the 1997 Stock Plan.

THE 1997 STOCK PLAN

    The purpose of the 1997 Stock Plan is to reinforce the long-term commitment to the Company's success of those directors, officers, employees, consultants and advisors of the Company and its subsidiaries who are or will be responsible for such success; to facilitate the ownership of the Company's stock by such individuals, thereby reinforcing the identity of their interests with those of the Company's stockholders; and to assist the Company in attracting and retaining officers and other employees with experience and ability.

    The 1997 Stock Plan provides for the granting of incentive stock options ("ISOs"), non-qualified stock options ("NSOs") or both (collectively, "Options"). Options granted under the 1997 Stock Plan may be accompanied by stock appreciation rights ("SARs"), limited stock appreciation rights ("LSARs") or both (collectively, "Rights"). NSOs and Rights may also be accompanied by dividend equivalents ("Dividend Equivalents"). The 1997 Stock Plan also provides for the granting of restricted stock, deferred stock and performance shares (collectively, "Restricted Awards"). The 1997 Stock Plan also permits the plan administrator to authorize loans to participants in connection with the grant of awards, on terms and conditions determined solely by the plan administrator. All awards will be evidenced by an agreement setting forth the terms and conditions applicable thereto.

ELIGIBILITY

    Options, Rights, Dividend Equivalents and Restricted Awards may be granted to any director, officer, other employee, consultant or advisor of the Company or its direct and indirect subsidiaries who the committee that administers the 1997 Stock Plan determines may contribute to the long-term success of the Company; provided that ISOs may only be granted to employees of the Company.

PLAN ADMINISTRATION

    The 1997 Stock Plan is administered by the Board of Directors or a committee of the Board of Directors the composition of which will at all times comply with the requirements of Rule 16b-3 under the Exchange Act.

SECURITIES SUBJECT TO THE 1997 STOCK PLAN

    The 1997 Stock Plan covers 10% of the shares of the Company's Common Stock outstanding as of the first day of the fiscal year during which any award is made but in no event more than 20,000,000 shares of Common Stock. Such shares may be treasury, authorized but unissued shares or shares reacquired by the Company. The 1997 Stock Plan provides for adjustments to the aggregate number of shares subject to the 1997 Stock Plan and any award thereunder, and to the purchase price to be paid and/or the number of shares issuable upon the exercise of any option or pursuant to restricted awards. The plan administrator has the authority, in the event of any such adjustment, to provide for the cancellation of any outstanding award in exchange for payment in cash or other property.

TERMS AND CONDITIONS OF OPTIONS

    The plan administrator will determine the option exercise price per share of Common Stock purchasable pursuant to an Option, provided, however, that ISOs cannot be granted for less than one hundred percent (100%) of the Fair Market Value on the date of grant. Additionally, if a Company Employee owns or is deemed to own (by reason of the attribution rules applicable under Section 424(d) of the Code) more than ten percent (10%) of the combined voting power of all classes of stock of the Company or any Company Subsidiary or any Partnership Subsidiary that is a corporation and an ISO is granted to such employee, the Option exercise price of such ISO (to the extent required by the Code at the time of grant) will not be less than one hundred and ten percent (110%) of the Fair Market Value of the Common Stock on the date of grant. The term of each Option shall be fixed by the plan administrator, provided that if a Company employee owns or is deemed to own (by reason of the attribution rule of Section 424(d) of the Code) more than ten percent (10%) of the combined voting power of all classes of stock of the Company, any Company Subsidiary, the Partnership or any Partnership Subsidiary that is a corporation and an ISO is granted to such employee, the term of such ISO (to the extent required by the Code at the time of grant) shall be no more than five (5) years from the date of grant. The Company may make loans available to Option holders in connection with the exercise of outstanding Options granted under the 1997 Stock Plan.

STOCK APPRECIATION RIGHTS AND LIMITED STOCK APPRECIATION RIGHTS

    SARs and LSARs may be granted either alone ("Free Standing Rights") or in conjunction with all or part of an Option ("Related Rights"). SARs and LSARs shall be subject to terms and conditions, not inconsistent with the terms of the 1997 Stock Plan, as determined by the plan administrator from time-to-time.

RESTRICTED AWARDS

    A restricted stock award is an award of Common Stock that may not be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of for a period of ten years, or such shorter period as the plan administrator shall determine, from the date on which the award is granted (the "Restricted Period"). The plan administrator may also impose such other restrictions and conditions on an award as it deems appropriate. The plan administrator may provide that the foregoing restrictions will lapse with respect to specified percentages of the awarded shares on successive anniversaries of the date of the award. In addition, the plan administrator has the authority to cancel all or any portion of any restrictions prior to the expiration of the Restricted Period. A grant of deferred stock creates a right to receive Common Stock at the end of a specified deferral period. Performance shares are shares of Common Stock subject to restrictions based upon the attainment of performance objectives. Such performance objectives may be based on various financial measures of the Company's performance. In addition, performance goals may be based upon a participant's attainment of specific objectives set for that participant's performance by the Company.

    Upon the award of any restricted stock or performance shares, the participant will have the rights of a stockholder with respect to the shares, including dividend rights, subject to the conditions and restrictions generally applicable to restricted stock or specifically set forth in the participant's award agreement. Upon an award of deferred stock, the participant will not have stockholder rights, other than the right to receive dividends, during the specified deferral period.

DIVIDEND EQUIVALENTS

    Dividend Equivalents may be granted in conjunction with NSOs and in conjunction with Rights that do not relate to ISOs. The value of a Dividend Equivalent is equal to the product of (i) the number of shares of Common Stock subject to the NSO or right in connection with which the Dividend Equivalent is granted and (ii) the cash dividend payable per share of Common Stock. Dividend Equivalents may be payable either in cash or in shares of Common Stock, and payment may occur either as the Dividend Equivalents accrue or at such later time as the related NSO or right is exercised. Dividend Equivalents expire at the time the related NSO or right expires, and no dividends are payable or credited with respect to the Dividend Equivalents themselves.

DEATH--TERMINATION OF EMPLOYMENT--RESTRICTIONS ON TRANSFER

    The plan administrator will provide in the award agreements whether and to what extent awards will be exercisable upon termination of employment or service for any reason, including death or disability, of any participant in the 1997 Stock Plan. In no event may any Option be exercisable more than ten years from the date it is granted. Except as otherwise determined by the plan administrator in accordance with Rule 16b-3, Options and Rights are not transferable and are exercisable during the recipient's lifetime only by the recipient.

AMENDMENT; TERMINATION

    The Board of Directors of the Company may terminate or amend the 1997 Stock Plan at any time, except that stockholder approval is required for any amendment to the 1997 Stock Plan which would be required to fulfill the conditions of Rule 16b-3, Section 162(m) and such other applicable statutory rules and regulations and only if the Company intends to fulfill such conditions. Termination or amendment of the 1997 Stock Plan will not affect previously granted Options, Rights or Restricted Awards, which will continue in effect in accordance with their terms.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

    Under current Federal income tax laws, awards under the 1997 Stock Plan will generally have the following tax consequences:

    NON-QUALIFIED STOCK OPTIONS. A participant will generally not be taxed upon the grant of an NSO. Rather, at the time of exercise of such NSO (and in the case of an untimely exercise of an ISO), the participant will recognize ordinary income for Federal income tax purposes in an amount equal to the excess, if any, of the fair market value of the shares purchased over the Option exercise price and will have a tax basis in such shares equal to the amount paid upon exercise plus the amount taxable as ordinary income to the participant.
The Company will generally be entitled to a tax deduction at such time and in the same amount that the participant recognizes ordinary income.

    If shares acquired upon exercise of an NSO (or upon untimely exercise of an ISO) are later sold or exchanged, then the difference between the sales price and the fair market value of such stock on the date that ordinary income was recognized with respect thereto will generally be taxable as long-term or short-term capital gain or loss (if the stock is a capital asset of the participant) depending upon whether the stock has been held for more than one year after such date.

    INCENTIVE STOCK OPTIONS. A participant will not be in receipt of taxable income upon the grant of an ISO or upon its timely exercise. Exercise of an ISO will be timely if made during its term and if the participant remains an employee of the Company or a subsidiary at all times during the period beginning on the date of grant of the ISO and ending on the date three months before the date of exercise (or one year before the date of exercise in the case of a disabled employee). Exercise of an ISO will also be timely if made by the legal representative of a participant who dies (i) while in the employ of the Company or a subsidiary of the Company or (ii) within three months after termination of employment. The tax consequences of an untimely exercise of an ISO will be determined in accordance with the rules applicable to NSOs, above.

    If stock acquired pursuant to a timely exercised ISO is later disposed of, the participant will, except as noted below with respect to a "disqualifying disposition," recognize long-term capital gain or loss at the time of the disposition (if the stock is a capital asset of the employee) equal to the difference between the amount realized upon such sale and the Option exercise price. The Company, under these circumstances, will not be entitled to any Federal income tax deduction in connection with either the exercise of the ISO or the sale of such stock by the participant.

    If, however, a participant disposes of stock acquired pursuant to the exercise of an ISO prior to the expiration of two years from the date of grant of the ISO or within one year from the date such stock is transferred to him upon exercise (a "disqualifying disposition"), generally (i) the participant will realize ordinary income at the time of the disposition in an amount equal to the excess, if any, of the fair market value of the stock at the time of exercise (or, if less, the amount realized on such disqualifying disposition) over the Option exercise price, and (ii) if the stock is a capital asset of the participant, any additional gain recognized by the participant will be taxed as short-term or long-term capital gain. At the time of such disqualifying disposition the Company may claim a Federal income tax deduction only for the amount taxable to the participant as ordinary income. Any capital gain recognized by the participant will be long-term capital gain if the participant's holding period for the stock at the time of disposition is more than one year; otherwise, it will be short-term.

    The amount by which the fair market value of the stock on the exercise date of an ISO exceeds the Option exercise price will be an item of adjustment for purposes of the "alternative minimum tax" imposed by Section 55 of the Code.

    EXERCISE WITH SHARES. According to a published ruling of the Internal Revenue Service, a participant who pays the Option exercise price of an NSO, in whole or in part, by delivering shares of the Company's stock already owned by him will recognize no gain or loss for Federal income tax purposes on the shares surrendered, but otherwise will be taxed according to the rules described above for NSOs. With respect to shares acquired upon exercise which are equal in number to the shares surrendered, the basis of such shares will be equal to the basis of the shares surrendered, and the holding period of the shares acquired will include the holding period of the shares surrendered. The basis of additional shares received upon exercise will be equal to the fair market value of such shares on the date which governs the determination of the participant's ordinary income, and the holding period for such additional shares will commence on such date.

    The Treasury Department has issued proposed regulations that, if adopted in their current form, would appear to provide for the following rules with respect to the exercise of an ISO by surrender of previously owned shares of the Company's stock. If the shares surrendered in payment of the exercise price of an ISO are "statutory option stock" (including stock acquired pursuant to the exercise of an ISO) and if the surrender constitutes a "disqualifying disposition" (as would be the case, for example, if, in satisfaction of the Option exercise price, the Company withholds shares which would otherwise be delivered to the participant), any gain realized on such transfer will be taxable to the optionee, as discussed above. Otherwise, when shares of the Company's stock are surrendered upon exercise of an ISO, in general, (i) no gain or loss will be recognized as a result of the exchange, (ii) the number of shares received that is equal in number to the shares surrendered will have a basis equal to the shares surrendered and (except for purposes of determining whether a disposition will be a disqualifying disposition) will have a holding period that includes the holding period of the shares exchanged, and (iii) any additional shares received will have a zero basis and will have a holding period that begins on the date of the exchange. If any of the shares received are disposed of within two years of the date of grant of the ISO or within one year after exercise, the shares with the lowest basis will be deemed to be disposed of first, and such disposition will be a disqualifying disposition giving rise to ordinary income as discussed above.

    RIGHTS. A grant of SARs or LSARs has no Federal income tax consequences at the time of such grant. Upon the exercise of SARs or LSARs (other than a Free Standing Right that is an LSAR), the amount of any cash and the fair market value as of the date of exercise of any shares of the Company's stock received is taxable to the participant as ordinary income. With respect to a Free Standing Right that is an LSAR, however, a recipient should be required to include as taxable income on the date of a Change in Control (as defined in the award agreement evidencing such LSAR) an amount equal to the amount of cash that could be received upon the exercise of the LSAR, even if the LSAR is not
exercised until a date subsequent to the Change in Control date.   The Company
will generally be entitled to a deduction at the same time and in an amount equal to the amount included in the participant's income. Upon the sale of shares acquired upon the exercise of SARs or LSARs, a participant will recognize capital gain or loss (assuming such stock was held as a capital asset) in an amount equal to the difference between the amount realized upon such sale and the fair market value of the stock on the date that governs the determination of his ordinary income. The capital gain or loss will be long-term or short-term depending upon whether the stock has been held for more than one year after the date on which the income was realized by the participant.

    DIVIDEND EQUIVALENTS.   A participant will not be taxed upon the grant of a
Dividend Equivalent, but will instead recognize ordinary income in an amount equal to the value of the Dividend Equivalent at the time the Dividend Equivalent becomes payable to the participant. The Company will be entitled to a deduction at such time and in such amount as the participant recognizes ordinary income with respect to the Dividend Equivalent.

    RESTRICTED AWARDS. In the case of a restricted award, a participant generally will not be taxed upon the grant of such an award. The participant will recognize ordinary income in an amount equal to (i) the fair market value of the Company's Common Stock at the time the shares become transferable or are otherwise no longer subject to a substantial risk of forfeiture (as defined in the Code), minus (ii) the price, if any, paid by the participant to purchase such stock. The Company will be entitled to a deduction at the time when, and in the amount that, the participant recognizes ordinary income. However, a participant may elect (not later than 30 days after acquiring such shares) to recognize ordinary income at the time the restricted shares are awarded in an amount equal to their fair market value at that time, notwithstanding the fact that such shares are subject to restrictions on transfer and a substantial risk of forfeiture. If such an election is made, no additional taxable income will be recognized by the participant at the time the restrictions lapse. The Company will be entitled to a tax deduction at the time when, and to the extent that, income is recognized by the participant. However, if shares in respect of which such election was made are later forfeited, no tax deduction is allowable to the participant for the forfeited shares, and the Company will be deemed to recognize ordinary income equal to the amount of the deduction allowed to the Company at the time of the election in respect of such forfeited shares.

    THE BOARD OF DIRECTORS BELIEVES THAT THE 1997 STOCK PLAN REFLECTS THE BEST INTERESTS OF THE COMPANY AND RECOMMENDS ITS APPROVAL BY STOCKHOLDERS.

PROPOSAL 4:  APPROVAL AND RATIFICATION OF THE NON-QUALIFIED
OPTION PLAN AND THE SALE OF STOCK TO CERTAIN EXECUTIVE OFFICERS

    In furtherance of the Company's objective of facilitating the ownership of the Company's stock by its officers and employees, on August 29, 1996, the Board of Directors adopted the Apartment Investment and Management Company Non-Qualified Employee Stock Option Plan, and, on January 22, 1997, approved an amendment and restatement of such plan to permit the Company to issue authorized and unissued shares, as well as reacquired shares, thereunder. The Non-Qualified Option Plan provides for the grant of various types of stock-based compensation to officers, directors, employees, consultants and advisors of the Company. The Non-Qualified Option Plan is designed to comply with the conditions for exemption from the short-swing profit recovery rules under Rule 16b-3. The summary that follows is subject to the actual terms of the Non-Qualified Option Plan, a copy of which is attached hereto as Annex B. Capitalized terms used but not otherwise defined in the summary that follows shall have the respective meanings ascribed to them in the Non-Qualified Option Plan.

    In addition, on August 29, 1996, the Board of Directors approved the direct sale of up to 601,500 shares of Common Stock to officers of the Company at a price equal to the closing price of the Common Stock on the New York Stock Exchange on that date ($20.75), with the amounts to be determined by the Compensation Committee of the Board of Directors. On the same date, the Compensation Committee approved the sale of, and the Company agreed to sell 382,500 of such shares to a partnership controlled by Terry Considine (the "Considine Partnership"), 83,000 of such shares to Peter Kompaniez and 50,000 of such shares to Thomas Toomey prior to January 31, 1997 (collectively, the "Stock Sales"). These shares were issued and delivered as of December 31, 1996. In payment for such shares, the Considine Partnership, Mr. Kompaniez and Mr. Toomey executed notes payable to the Company bearing interest at 7.25% per annum, payable quarterly, and due in 2006. These stock purchase notes were not secured by the shares purchased, but were recourse as to 100% of the principal amount. The Considine Partnership, Mr. Kompaniez and Mr. Toomey have subsequently repaid the entire principal balance of the stock purchase notes.

VOTE

    The affirmative vote of a majority of the votes cast regarding the proposal is required for approval and ratification of the Non-Qualified Option Plan and the Stock Sales. Accordingly, abstentions or broker non-votes will not affect the outcome of the vote on the proposal. Unless instructed to the contrary in the proxy, the shares represented by the proxies will be voted FOR the proposal to approve and ratify the Non-Qualified Option Plan and the Stock Sales.

THE NON-QUALIFIED OPTION PLAN

    The purpose of the Non-Qualified Option Plan is to reinforce the long-term commitment to the Company's success of those directors, officers, employees, consultants and advisors of the Company who are or will be responsible for such success; to facilitate the ownership of the Company's stock by such individuals, thereby reinforcing the identity of their interests with those of the Company's stockholders; and to assist the Company in attracting and retaining officers and other employees, directors and consultants and advisors with experience and ability. The Non-Qualified Option Plan is intended to constitute an "unfunded" plan for incentive compensation. With respect to any payments not made to a participant, the participant will have rights no greater than those of a general
creditor of the Company.   The Non-Qualified Option Plan provides for the
granting of NSO's which may be accompanied by SARs, LSARs or both. NSO's may be also be accompanied by Dividend Equivalents. The Non-Qualified Option Plan also provides for the granting of Restricted Awards. All awards will be evidenced by an agreement setting forth the terms and conditions specifically applicable to each grantee.

ELIGIBILITY

    Officers (including officers who are directors of the Company), other key employees of, and consultants and advisors to the Company, who are responsible for or contribute to the management, growth and/or profitability of the Company are eligible to receive the NSO's, Rights, Dividend Equivalents and Restricted Awards offered under the Non-Qualified Option Plan. Grantees will be selected from time-to-time by the plan administrator, in its sole discretion, from among those eligible to participate.

PLAN ADMINISTRATION

    The Non-Qualified Option Plan is administered by the Board of Directors or a committee appointed by the Board of Directors, the composition of which will at all times comply with the requirements of Rule 16b-3 under the Exchange Act.

SECURITIES SUBJECT TO THE NON-QUALIFIED OPTION PLAN

    A total of 500,000 shares of Common Stock is reserved and available for issuance under the Non-Qualified Option Plan. These shares consist of authorized and unissued shares of Common Stock and shares of Common Stock reacquired by the Company. Additionally, these shares can consist of shares resulting from the expiration or the otherwise termination of an unexercised NSO, or from the forfeiture of any Restricted Award. The Non-Qualified Option Plan also provides that in the event of any merger, reorganization, consolidation, recapitalization, stock dividend or other change in corporate structure affecting the stock, the plan administrator may make, as determined in its sole discretion, a substitution or adjustment in the kind and aggregate number of shares reserved for issuance, the kind, number and option price of the share subject to outstanding NSOs, and the kind, number and purchase price of shares issuable pursuant to awards of Restricted Awards. The plan administrator also has the authority to provide for the cancellation of any outstanding awards and for payment in cash or other property.

EXERCISE OF NSOS

    Generally, NSOs become exercisable according to a schedule established by the plan administrator. The plan administrator may also provide that NSOs may be exercisable only in installments; otherwise, NSOs may be exercised in whole or in part at any time during the option period by giving written notice of exercise to the Company. Such notice must be accompanied by payment in full of the purchase price in cash (which could be monies made available to NSO holder by way of a loan from the Company) or its equivalent as determined by the plan administrator.

    Payment in whole or in part may also be made in the form of unrestricted stock already owned by the optionee, or, in the case of the exercise of an NSO, Dividend Equivalents or Restricted Awards. If payment is made in the form of Dividend Equivalents or Restricted Awards, certain of the shares acquired upon exercise may also be subject to restrictions. The plan administrator may also require the voluntary surrender of all or a portion of any NSO granted under the Non-Qualified Option Plan as a condition precedent to a grant of a new NSO.

    No NSO granted under the Non-Qualified Option Plan may be exercised more than ten years after the date of grant of the NSO. The NSOs are non-transferable by the optionee and can be exercised, during the optionee's lifetime, only by the optionee.

STOCK APPRECIATION RIGHTS AND LIMITED STOCK APPRECIATION RIGHTS

    SARs and LSARs may be granted as Free Standing Rights or as Related Rights. Generally, Related Rights that are SARs are exercisable and transferable only at such times and to the extent that the NSO to which it relates is exercisable. Upon the exercise of a Related Right that is an SAR, a holder is entitled to receive cash, common stock, or any combination thereof, equal in value to the excess of the fair market value of one share of Common Stock as of the date of exercise over the price per share multiplied by the number of shares of Common Stock in respect of which the Right is being exercised. The plan administrator will provide, in the applicable subscription or award agreement, whether and to what extent NSOs will be exercisable upon termination of employment.

    Generally, Free Standing Rights that are SARs are exercisable upon the
terms and conditions determined by the plan administrator.   Upon the exercise
of a Free Standing Right that is an SAR, a holder is entitled to receive cash, common stock, or any combination thereof, equal in value to the excess of the fair market value of one share of Common Stock as of the date of exercise over the price per share multiplied by the number of shares of Common Stock in respect of which the Right is being exercised. No Free Standing Right that is an SAR is exercisable more than ten years after the date of grant, and it is transferable only to the extent that an NSO is transferable. The plan administrator will provide, in the applicable subscription or award agreement, whether and to what extent NSOs will be exercisable upon termination of employment.

    LSARs may only be exercised within 30 days following a Change of Control, and Related Rights that are LSARs may only be exercised to the extent that the NSO to which it relates is exercisable. Upon the exercise of a LSAR, a holder is entitled to receive cash equal in value to the excess of the Change of Control Price of one share of Common Stock as of the date of exercise over (a) the Option price per share specified in the related NSO, or (b) in the case of a Free Standing Right that is an LSAR, the price per share specified in the Free Standing Right that is an SAR, such excess to be multiplied by the number of shares in respect of which the LSAR will have been exercised.

DIVIDEND EQUIVALENTS

    The plan administrator is authorized to grant Dividend Equivalents to participants which entitle participants to receive, subject to other conditions that may be imposed by the plan administrator, on a current or deferred basis, cash payments in the same amounts or lesser amount as may be determined in the award agreement, that the holder of record of such shares would be entitled to receive as dividends or cash dividends on that stock. Dividend Equivalents can be Free Standing Rights or Related Rights. The plan administrator may provide that Dividend Equivalents shall be paid or distributed when accrued or shall be deemed to have been reinvested in additional Common Stock, or other investment vehicles as the plan administrator may specify, provided that a Dividend Equivalent that is a Related Right shall be subject to the conditions and restrictions of the underlying award to which it relates.

RESTRICTED AWARDS

    The plan administrator shall determine the terms and conditions of the award of Restricted Awards including, but not limited to, the time of grant, the number of shares to be awarded, the price (which can be paid with monies made available by way of a loan from the Company), the performance objectives and the Restricted Period. Generally, during the Restricted Period, the participant is not permitted to sell, transfer, pledge or assign the shares of the Restricted Awards. The plan administrator, in its sole discretion, may provide for the lapse, acceleration, or waiver of such restrictions based upon such factors and circumstances as the plan administrator may determine, in its sole discretion, including, but not limited to, the termination of employment or service due to death, Disability or the occurrence of a Change of Control.

AMENDMENT; TERMINATION

    The Board of Directors may amend, alter or discontinue the Non-Qualified Option Plan at any time, except that no amendment, alteration or discontinuation of the Non-Qualified Option Plan can be made that would impair the rights of a participant without the participant's consent. The plan administrator may amend the terms of the award, prospectively or retrospectively, provided that no such amendment impairs the rights of any holder without the holder's consent. No NSOs, Rights, Dividend Equivalents or Restricted Awards will be granted under the Non-Qualified Option Plan on or after the tenth anniversary of Effective Date of the Plan, but awards granted under the Non-Qualified Option Plan may extend beyond that date.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

    Under current Federal income tax laws, awards under the Non-Qualified Option Plan will generally have the following tax consequences:

    NON-QUALIFIED STOCK OPTIONS. A participant will generally not be taxed upon the grant of an NSO. Rather, at the time of exercise of such NSO, the participant will recognize ordinary income for Federal income tax purposes in an amount equal to the excess, if any, of the fair market value of the shares purchased over the NSO exercise price and will have a tax basis in such shares equal to the amount paid upon exercise plus the amount taxable as ordinary income to the participant. The Company will generally be entitled to a tax deduction at such time and in the same amount that the participant recognizes ordinary income.

    If shares acquired upon exercise of an NSO are later sold or exchanged, then the difference between the sales price and the fair market value of such stock on the date that ordinary income was recognized with respect thereto will generally be taxable as long-term or short-term capital gain or loss (if the stock is a capital asset of the participant) depending upon whether the stock has been held for more than one year after such date.

    EXERCISE WITH SHARES. According to a published ruling of the Internal Revenue Service, a participant who pays the NSO price upon exercise of an NSO, in whole or in part, by delivering shares of the Company's stock already owned by him will recognize no gain or loss for Federal income tax purposes on the shares surrendered, but otherwise will be taxed according to the rules described above for NSOs. With respect to shares acquired upon exercise which are equal in number to the shares surrendered, the basis of such shares will be equal to the basis of the shares surrendered, and the holding period of the shares acquired will include the holding period of the shares surrendered. The basis of additional shares received upon exercise will be equal to the fair market value of such shares on the date which governs the determination of the participant's ordinary income, and the holding period for such additional shares will commence on such date.

    RIGHTS. A grant of SARs or LSARs has no Federal income tax consequences at the time of such grant. Upon the exercise of SARs or LSARs (other than a Free Standing Right that is an LSAR), the amount of any cash and the fair market value as of the date of exercise of any shares of the Company's stock received is taxable to the participant as ordinary income. With respect to a Free Standing Right that is an LSAR, however, a recipient should be required to include as taxable income on the date of a Change in Control (as defined in the award agreement evidencing such LSAR) an amount equal to the amount of cash that could be received upon the exercise of the LSAR, even if the LSAR is not
exercised until a date subsequent to the Change in Control date.   The Company
will generally be entitled to a deduction at the same time and in an amount equal to the amount included in the participant's income. Upon the sale of shares acquired upon the exercise of SARs or LSARs, a participant will recognize capital gain or loss (assuming such stock was held as a capital asset) in an amount equal to the difference between the amount realized upon such sale and the fair market value of the stock on the date that governs the determination of his ordinary income. The capital gain or loss will be long-term or short-term depending upon whether the stock has been held for more than one year after the date on which the income was realized by the participant.

    DIVIDEND EQUIVALENTS.   A participant will not be taxed upon the grant of a
Dividend Equivalent, but will instead recognize ordinary income in an amount equal to the value of the Dividend Equivalent at the time the Dividend Equivalent becomes payable to the participant. The Company will be entitled to a deduction at such time and in such amount as the participant recognizes ordinary income with respect to the Dividend Equivalent.

    RESTRICTED AWARDS. In the case of a restricted award, a participant generally will not be taxed upon the grant of such an award. The participant will recognize ordinary income in an amount equal to (i) the fair market value of the Company's Common Stock at the time the shares become transferable or are otherwise no longer subject to a substantial risk of forfeiture (as defined in the Code), minus (ii) the price, if any, paid by the participant to purchase such stock. The Company will be entitled to a deduction at the time when, and in the amount that, the participant recognizes ordinary income. However, a participant may elect (not later than 30 days after acquiring such shares) to recognize ordinary income at the time the restricted shares are awarded in an amount equal to their fair market value at that time, notwithstanding the fact that such shares are subject to restrictions on transfer and a substantial risk of forfeiture. If such an election is made, no additional taxable income will be recognized by the participant at the time the restrictions lapse. The Company will be entitled to a tax deduction at the time when, and to the extent that, income is recognized by the participant. However, if shares in respect of which such election was made are later forfeited, no tax deduction is allowable to the participant for the forfeited shares, and the Company will be deemed to recognize ordinary income equal to the amount of the deduction allowed to the Company at the time of the election in respect of such forfeited shares.

OPTION GRANTS

    The table below shows, as to each of the Company's executive officers named in the Summary Compensation Table and the various indicated individuals and groups, the number of shares of Common Stock subject to Options granted under the Non-Qualified Option Plan. All of such Options were granted on August 29, 1996, have a ten year term and an exercise price of $20.75 per share of Common Stock. On March 25, 1997, the closing price of the Common Stock on the New York Stock Exchange was $29 1/4.

                               OPTION TRANSACTIONS
--------------------------------------------------------------------------------------------------
                                                                                  Options Granted
                                                                                      (Number
                    Name And Position                                               Of Shares)
--------------------------------------------------------------------------------------------------
Terry Considine, Chairman of the Board of Directors, President and Chief
Executive Officer. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         153,000

Peter K. Kompaniez, Vice Chairman and Director . . . . . . . . . . . . . . . .          83,000

Steven D. Ira, Executive Vice President. . . . . . . . . . . . . . . . . . . .          73,000

Robert P. Lacy, Executive Vice President . . . . . . . . . . . . . . . . . . .               0

Thomas W. Toomey, Executive Vice President-Finance and Administration. . . . .          63,000

All executive officers as a group (6 persons). . . . . . . . . . . . . . . . .         373,500

All non-employee directors as a group (4 persons). . . . . . . . . . . . . . .               0

All employees, including current officers who are not executive officers,
as a group (8 persons) . . . . . . . . . . . . . . . . . . . . . . . . . . . .         379,750
--------------------------------------------------------------------------------------------------


         THE BOARD OF DIRECTORS BELIEVES THAT THE NON-QUALIFIED OPTION PLAN AND THE STOCK SALES REFLECT THE BEST INTERESTS OF THE COMPANY AND RECOMMENDS APPROVAL AND RATIFICATION THEREOF BY STOCKHOLDERS.

                           BOARD OF DIRECTORS AND OFFICERS

    The executive officers of the Company and the nominees for election as directors of the Company, their ages, dates they were first elected and their positions with the Company or on the Board of Directors are set forth below.

NAME                 AGE  FIRST ELECTED     POSITION
----                 ---  -------------     --------

Terry Considine       49      July 1994     Chairman of the Board of Directors,
                                            President and Chief Executive
                                            Officer
Peter K. Kompaniez    52      July 1994     Vice Chairman and Director
Steven D. Ira         47      July 1994     Executive Vice President - START
Robert P. Lacy        46      July 1994     Executive Vice President
David L. Williams     51   January 1997     Executive Vice President - Property
                                            Operations
Thomas W. Toomey      36   January 1966     Executive Vice President - Finance
                                            and Administration
Leeann Morein         42      July 1994     Senior Vice President, Chief
                                            Financial Officer and Secretary
Patricia K. Heath     42      July 1994     Vice President and Chief Accounting
                                            Officer
Harry G. Alcock       33      July 1996     Vice President - Acquisitions
Richard S. Ellwood    65      July 1994     Independent Director; Chairman,
                                            Audit Committee
J. Landis Martin      51      July 1994     Independent Director
Thomas L. Rhodes      57      July 1994     Independent Director; Chairman,
                                            Compensation Committee
John D. Smith         69  November 1994     Independent Director

    The following is a biographical summary of the experience of the current directors and executive officers of the Company for the past five years or more.

    TERRY CONSIDINE.  Mr. Considine has been Chairman of the Board of
Directors, President and Chief Executive Officer of the Company since July 1994. He is the sole owner of Considine Investment Co. and prior to July 1994 was owner of approximately 75% of Property Asset Management, L.L.C., Limited Liability Company, a Colorado limited liability company, and its related entities (collectively, "PAM"), one of the AIMCO predecessors. On October 1, 1996, Mr. Considine was appointed Co-Chairman and director of Asset Investors Corp. and Commercial Asset Investors, Inc., two other public real estate investment trusts, and appointed as a director of Financial Assets
Management, LLC, a real estate investment trust manager. Mr. Considine has been involved as a principal in a variety of real estate activities, including the acquisition, renovation, development and disposition of properties.
Mr. Considine has also controlled entities engaged in other businesses such as television broadcasting, gasoline distribution and environmental laboratories. Mr. Considine received a B.A. from Harvard College, a J.D. from Harvard Law School and is admitted as a member of the Massachusetts Bar. He served as a Colorado State Senator from 1987-1992 and in 1992 was the Republican nominee for election to the United States Senate from Colorado.

    PETER K. KOMPANIEZ. Mr. Kompaniez has been Vice Chairman and a director of the Company since July 1994. Since September 1993, Mr. Kompaniez has owned 75% of PDI Realty Enterprises, Inc., a Delaware corporation ("PDI"), one of the Company's predecessors, and serves as its President and Chief Executive Officer. From 1986 to 1993, he served as President and Chief Executive Officer of Heron Financial Corporation ("HFC"), a United States holding company for Heron International, N.V.'s real estate and related assets. While at HFC, Mr. Kompaniez administered the acquisition, development and disposition of approximately 8,150 apartment units (including 6,217 units that have been acquired by the Company) and 3.1 million square feet of commercial real estate. Prior to joining HFC, Mr. Kompaniez was a senior partner with the law firm of Loeb and Loeb where he had extensive real estate and REIT experience.
Mr. Kompaniez received a B.A. from Yale College and a J.D. from the University of California (Boalt Hall).

    STEVEN D. IRA. Mr. Ira has served as Executive Vice President of the Company since July 1994. From 1987 until July 1994, he served as President of PAM. Prior to merging his firm with PAM in 1987, Mr. Ira acquired extensive experience in property management. Between 1977 and 1981 he supervised the property management of over 3,000 apartment and mobile home units in Colorado, Michigan, Pennsylvania and Florida, and in 1981 he joined with others to form the property management firm of McDermott, Stein and Ira. Mr. Ira served for several years on the National Apartment Manager Accreditation Board and is a former president of both the National Apartment Association and the Colorado Apartment Association. Mr. Ira is the sixth individual elected to the Hall of Fame of the National Apartment Association in its 54-year history. He holds a Certified Apartment Property Supervisor (CAPS) and a Certified Apartment Manager designation from the National Apartment Association, a Certified Property Manager (CPM) designation from the National Institute of Real Estate Management
(IREM) and he is a member of the Boards of Directors of the National Multi-Housing Council, the National Apartment Association and the Apartment Association of Metro Denver. Mr. Ira received a B.S. from Metropolitan State College in 1975.

    ROBERT P. LACY. Mr. Lacy has served as Executive Vice President of the Company since July 1994. Since September 1993, Mr. Lacy has been a 25% owner and Executive Vice President and Chief Operating Officer of PDI. From 1990 to 1993, Mr. Lacy served as Executive Vice President of Income Producing Properties for HFC. In that capacity he was responsible for all improved real estate in HFC's portfolio, including 8,150 apartment units (including 6,217 units that have been acquired by the Company) and over 3.1 million square feet of commercial real estate. From 1985 to 1990, Mr. Lacy served in various capacities with the Birtcher Group of Companies, initially as Executive Vice President and Chief Operating Officer of Birtcher Properties, where he managed Birtcher's public and private partnership properties nationwide. Subsequently, Mr. Lacy participated in the formation of Birtcher Financial Services and eventually became Managing General Partner of that entity, where he provided portfolio work-out services to the banking and thrift industries and successfully resolved over $500 million in real estate loans and properties. Mr. Lacy received a B.A. in Business Administration from California State University at Fullerton in 1973, holds a CPM designation from IREM and is a California real estate broker.

    DAVID L. WILLIAMS. Mr. Williams has been Executive Vice President-Operations of the Company since January 1997. Prior to joining the Company, Mr. Williams was Senior Vice President of Operations at Evans Withycombe Residential, Inc. from January 1996 to January 1997. Previously, he was Executive Vice President at Equity Residential Properties Trust from October 1989 to December 1995. He has served on National Multi-Housing Council Boards and NAREIT committees. M. Williams also served as Senior Vice President of Operations and Acquisitions of US Shelter Corporation from 1983 to 1989.
Mr. Williams has been involved in the property management, development and acquisition of real estate properties since 1973. Mr. Williams received his B.A. in education and administration from the University of Washington in 1967.

    THOMAS W. TOOMEY.  Mr. Toomey has served as Senior Vice President --
Finance and Administration of the Company since January 1996 and was promoted to Executive Vice President - Finance and Administration in March 1997. From 1990 until 1995, Mr. Toomey served in a similar capacity with Lincoln Property Company ("LPC") as Vice President/Senior Controller and Director of Administrative Services of Lincoln Property Services where he was responsible for LPC's computer systems, accounting, tax, treasury services and benefits administration. From 1984 to 1990, he was an audit manager with Arthur Andersen & Co. where he served real estate and banking clients. From 1981 to 1983, Mr. Toomey was on the audit staff of Kenneth Leventhal & Company. Mr. Toomey received a B.S. in Business Administration/Finance from Oregon State University and is a Certified Public Accountant.

    LEEANN MOREIN. Ms. Morein has served as Senior Vice President, Chief Financial Officer and Secretary of the Company since July 1994. From
September 1990 to March 1994, Ms. Morein served as Chief Financial Officer of the real estate subsidiaries of California Federal Bank, including the general partner of CF Income Partners, L.P., a publicly-traded master limited partnership. Ms. Morein joined California Federal in September 1988 as Director of Real Estate Syndications Accounting and became Vice President -- Financial

Administration in January 1990. From 1983 to 1988, Ms. Morein was Controller of Storage Equities, Inc., a real estate investment trust, and from 1981 to 1983, she was Director of Corporate Accounting for Angeles Corporation, a real estate syndication firm. Ms. Morein worked on the audit staff of Price Waterhouse from 1979 to 1981. Ms. Morein received a B.A. from Pomona College and is a Certified Public Accountant.

    PATRICIA K. HEATH. Ms. Heath has served as Vice President and Chief Accounting Officer of the Company since July 1994. From 1992 until July 1994, Ms. Heath served as Manager of Accounting, then Chief Financial Officer of HFC and, effective September 1993, as Chief Financial Officer of PDI. She had responsibility for all internal and external financial reporting, cash management and budgeting for HFC, its subsidiaries, related joint ventures and partnerships and for PDI. Ms. Heath brings 15 years of real estate accounting experience to the Company, having served as Controller for the real estate investment, development and syndication firms of Guilford Glazer & Associates from 1990 to 1992, Ginarra Holdings, Inc. from 1984 to 1990, and Fox & Carskadon Financial Corporation from 1980 to 1983. Ms. Heath worked from 1978 to 1980 as an auditor with Deloitte, Haskins and Sells. She received her B.S. in Business from California State University at Chico and is a Certified Public Accountant.


    HARRY G. ALCOCK. Mr. Alcock has served as Vice President since July 1996, with responsibility for acquisition and financing activities since July 1994. From June 1992 until July 1994, Mr. Alcock served as Senior Financial Analyst for PDI and HFC. From 1988 to 1992, Mr. Alcock worked for Larwin Development Corp., a Los Angeles based real estate developer, with responsibility for raising debt and joint venture equity to fund land acquisitions and development. From 1987 to 1988, Mr. Alcock worked for Ford Aerospace Corp. He received his B.S. from San Jose State University.

    RICHARD S. ELLWOOD. Mr. Ellwood was appointed a director of the Company in July 1994 and is currently Chairman of the Audit Committee. Mr. Ellwood is the founder and President of R.S. Ellwood & Co., Incorporated, a real estate investment banking firm. Prior to forming R.S. Ellwood & Co., Incorporated in 1987, Mr. Ellwood had 31 years experience as an investment banker, serving as:
Managing Director and senior banker at Merrill Lynch Capital Markets from 1984 to 1987; Managing Director at Warburg Paribas Becker from 1978 to 1984; general partner and then Senior Vice President and a director at White, Weld & Co. from 1968 to 1978; and in various capacities at J.P. Morgan & Co. from 1955 to 1968. Mr. Ellwood currently serves as a director of Corporate Realty Income Trust and FelCor Suite Hotels, Inc. He is a registered investment advisor.

    J. LANDIS MARTIN. Mr. Martin was appointed a director of the Company in July 1994. Mr. Martin has served as President, Chief Executive Officer and a director of NL Industries, Inc., a manufacturer of specialty chemicals, since 1987. Since 1988, he has served as the President and Chief Executive Officer of Tremont Corporation, an integrated producer of titanium metals. Mr. Martin has also served as a director and the Chairman of the Board of Directors of Tremont Corporation since August 1990. From December 1988 until January 1994, he served as Chairman of the Board of Directors of Baroid Corporation, an oilfield services company. In January 1994, Baroid Corporation became a wholly owned subsidiary of Dresser Industries, Inc. and Mr. Martin currently serves as a director of Dresser Industries, Inc. Mr. Martin also serves as Chairman of the Board and Chief Executive Officer of Titanium Metals Corporation, an integrated producer of titanium.

    THOMAS L. RHODES. Mr. Rhodes was appointed a director of the Company in July 1994 and is currently Chairman of the Compensation Committee. Mr. Rhodes has served as the President and a director of NATIONAL REVIEW since 1992. From 1976 to 1992, he held various positions at Goldman, Sachs & Co. and was elected a General Partner in 1986. He also served as a director of Underwriters Reinsurance Company from 1987 to 1993 and was a member of the Advisory Board of TransTerra Co. during 1993. He currently serves as Co-Chairman and director of Financial Assets Management, LLC and its subsidiaries, and as a director of Delphi Financial Group, Inc. and its subsidiaries, The Lynde and Harry Bradley Foundation, and the Reserve Special Portfolio Trusts. Mr. Rhodes is Chairman of the Empire Foundation for Policy Research, a Trustee of The Heritage

Foundation, a Trustee of The Manhattan Institute, a Board Member of the National Center for Neighborhood Enterprise and a Member of the Council on Foreign Relations.

    JOHN D. SMITH. Mr. Smith was appointed a director of the Company in November, 1994. Mr. Smith is Principal and President of John D. Smith Developments. Mr. Smith has been a shopping center developer, owner and consultant for over 8.6 million square feet of shopping center projects including Lenox Square in Atlanta, Georgia. Mr. Smith is a Trustee and former President of the International Council of Shopping Centers and was selected to be a member of the American Society of Real Estate Counselors. Mr. Smith served as a director for Pan-American Properties, Inc. (National Coal Board of Great Britain) formerly known as Continental Illinois Properties. He also serves as a director of American Fidelity Assurance Companies and is retained as an advisor by Shop System Study Society, Tokyo, Japan.

BOARD OF DIRECTORS MEETINGS AND COMMITTEES

    The Board of Directors held eight meetings during the year ended
December 31, 1996. During 1996, no director attended fewer than 75% of the total number of meetings of the Board of Directors and any committees of the Board of Directors upon which he served. The Board of Directors has established standing audit and compensation committees. There is no standing nominating committee.

    AUDIT COMMITTEE. The Audit Committee currently consists of the four Independent Directors: Messrs. Ellwood (Chairman), Martin, Rhodes and Smith. The Audit Committee makes recommendations to the Board of Directors concerning the engagement of independent auditors, reviews with the independent auditors the plans and results of the audit engagement, approves professional services provided by the independent auditors, reviews the independence of the independent public accountants, considers the range of audit and non-audit fees and reviews the adequacy of the Company's internal accounting controls. The Audit Committee met once in 1996.

    COMPENSATION COMMITTEE. The Compensation Committee currently consists of the four Independent Directors: Messrs. Rhodes (Chairman), Ellwood, Martin and Smith. The Compensation Committee determines and reports to the Board of Directors regarding compensation for the Company's executive officers and administers the Company's stock option plans. The Compensation Committee met three times in 1996.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    The Compensation Committee is comprised of Messrs. Rhodes, Ellwood, Martin and Smith, none of whom are, or have ever been, employees of the Company.

COMPENSATION OF DIRECTORS

    The Company paid the Independent Directors an annual fee of 600 shares of the Company's Common Stock, a fee of $1,000 for attendance at each in-person meeting of the Board of Directors, $500 for each in-person meeting of any committee thereof and $350 for each telephonic meeting of the Board of Directors or any committee thereof. Directors who are not Independent Directors do not receive directors' fees.

    Pursuant to The 1994 Stock Option Plan of Apartment Investment and Management Company and Affiliates (the "1994 Stock Option Plan"), and the Apartment Investment and Management Company 1996 Stock Award and Incentive Plan (the "1996 Stock Option Plan"), each Independent Director, upon joining the Board of Directors, received an initial grant of an option to purchase up to 3,000 shares of Common Stock at the market price of the shares on the date of grant. Following each annual meeting of stockholders, each Independent Director receives an additional option to purchase up to 3,000 shares of Common Stock at the market price of the shares on the date of grant. Such options vest one year after the date of grant. All directors will be eligible for awards under the 1997 Stock Plan. After April 24, 1997, any award of options to purchase shares of Common Stock made to Independent Directors will be made under the 1997 Stock Plan if it is approved by stockholders. Stockholders will vote on the 1997 Stock Plan at the Meeting. See "Proposal 3": Approval of the 1997 Stock Plan."

            SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

    The following table sets forth certain information available to the Company, as of February 18, 1997, with respect to shares of its Common Stock and units ("OP Units") of limited partnership interest in AIMCO Properties, L.P., a Delaware limited partnership through which the Company holds investments and conducts substantially all of its operations (the "Operating Partnership"),
(i) held by those persons known to the Company to be the beneficial owners (as determined under the rules of the Securities and Exchange Commission) of more than 5% of such shares and (ii) held individually and as a group by the directors and executive officers of the Company.

                                                           PERCENTAGE OF                   PERCENTAGE OF
NAME AND ADDRESS OF                         SHARES OF       COMMON STOCK                    OWNERSHIP OF
BENEFICIAL OWNER (1)                       COMMON STOCK      OUTSTANDING    OP UNITS (2)   THE COMPANY (3)
--------------------                     ---------------   --------------   ------------   ---------------
DIRECTORS & EXECUTIVE OFFICERS:
  Terry Considine. . . . . . . . . .      990,038  (4)(5)        5.5%        783,803  (6)      8.5%
  Peter K. Kompaniez . . . . . . . .      345,037  (4)(7)        1.9%         23,625           1.8%
  Steven D. Ira. . . . . . . . . . .      173,643  (4)(8)        1.0%         96,373           1.3%
  Robert P. Lacy . . . . . . . . . .       28,165  (4)             *           7,875             *
  Thomas W. Toomey . . . . . . . . .      187,000  (9)           1.0%             --             *
  Leeann Morein. . . . . . . . . . .       24,716  (10)            *              --             *
  Patricia K. Heath. . . . . . . . .       13,014  (11)            *              --             *
  Richard S. Ellwood . . . . . . . .        9,200  (12)            *              --             *
  J. Landis Martin . . . . . . . . .       17,700  (13)            *              --             *
  Thomas L. Rhodes . . . . . . . . .       31,700  (14)            *              --             *
  Harry Alcock . . . . . . . . . . .        9,429  (15)            *                             *
  John D. Smith. . . . . . . . . . .        9,700  (12)            *              --             *
DIRECTORS AND EXECUTIVE OFFICERS
  AS A GROUP (12 PERSONS). . . . . .    1,839,342               10.2%        911,676          13.1%
5% OR GREATER HOLDERS:
  None

___________

*       Less than 1%
(1) Unless otherwise indicated, the address of the beneficial owner is 1873 South Bellaire Street, Suite 1700, Denver, Colorado 80222.
(2) Through wholly owned subsidiaries, the Company acts as general partner and, as of December 31, 1996, holds 81.5% of the interests in the Operating Partnership. After a one-year holding period, OP Units may be tendered for redemption and, upon tender, may be acquired by the Company for shares of Common Stock at an exchange ratio of one OP Unit for each share of Common Stock (subject to adjustment). If all OP Units were acquired by the Company for Common Stock (without regard to the ownership limit set forth in the Company's Articles of Incorporation) these shares of Common Stock would constitute approximately 18.5% of the then outstanding shares of Common Stock. OP Units are subject to certain restrictions on transfer.
(3) On a fully-diluted basis, assuming all 2,860,072 OP Units outstanding as of February 18, 1997 are acquired by the Company for shares of Common Stock at the exchange ratio of one OP Unit for each share of Common Stock without regard to the ownership limit set forth in the Company's Articles of Incorporation.
(4) Excludes 186,857, 82,875, 27,643 and 27,625 shares of Class B Common Stock held by Messrs. Considine, Kompaniez and Ira, respectively, representing 57.5%, 25.5%, 8.5% and 8.5%, respectively of the total number of shares of Class B Common Stock outstanding. Class B Common Stock is convertible into an equal number of shares of Class A Common Stock over a four-year period ending December 31, 1998 if certain performance standards are achieved.
(5) Includes 153,000 shares subject to options that are exercisable within 60 days. Also includes 650,181 shares held by entities in which Mr. Considine holds sole voting and investment power, and 4,807 shares held by a non-profit corporation in which Mr. Considine has shared voting and investment power with his spouse. Mr. Considine disclaims beneficial ownership of 90% of 535,500 shares held by Considine Partnership in which Mr. Considine holds a 10% general partnership interest with the remaining 90% held by trusts for members of Mr. Considine's family.
(6) Includes 152,316 OP Units held by entities in which Mr. Considine has sole voting and investment power, 2,300 OP Units held by the Considine Partnership for 90% of which Mr. Considine disclaims beneficial ownership, and 157,698 OP Units held by Mr. Considine's spouse, Elizabeth Considine, for which Mr. Considine disclaims beneficial ownership.
(7)   Includes 83,000 shares subject to options exercisable within 60 days.
(8)   Includes 73,000 shares subject to options exercisable within 60 days.
(9) Includes 73,000 shares subject to options that are exercisable within 60 days.
(10) Includes 13,358 shares subject to options that are exercisable within 60 days.
(11) Includes 7,238 shares subject to options that are exercisable within 60 days.
(12) Includes 6,000 shares subject to options that are exercisable within 60 days.
(13) Includes 1,000 shares held in the director's individual retirement account and 6,000 shares subject to options that are exercisable within 60 days.
(14) Includes 4,000 shares of common stock held by the Thomas L. Rhodes and Gleaves Rhodes Foundation and 6,000 shares subject to options that are exercisable within 60 days.
(15) Includes 4,828 shares subject to options that are exercisable within 60 days.

                              SUMMARY COMPENSATION TABLE

      The Company was formed in January 1994 and did not commence paying salaries until July 29, 1994, immediately following the Company's initial public offering. The following table sets forth the compensation paid for each of the three fiscal years ended December 31, 1996 to the Company's President and Chief Executive Officer and each of the four other most highly compensated executive officers of the Company (the "Named Executive Officers").

                                                                                           LONG TERM
                                                      ANNUAL COMPENSATION               COMPENSATION (2)
                                            -----------------------------------------   ---------------
                                                                                            AWARDS
                                                                                        ---------------
                                                                                          SECURITIES
                                                                          OTHER ANNUAL     UNDERLYING
                                                                          COMPENSATION    STOCK OPTIONS/      ALL OTHER
NAME AND PRINCIPAL POSITION       YEAR       SALARY ($)      BONUS ($)      ($)             SARS (#)      COMPENSATION($)
--------------------------------  ----      ------------    ----------   -------------  ---------------   ---------------
TERRY CONSIDINE                   1996        $267,500        $20,000        --             318,000             --
Chairman of the Board of          1995         257,500          6,000        --                  --             --
 Directors, President and Chief   1994(1)       85,480          7,000        --                  --             --
 Executive Officer

PETER K. KOMPANIEZ                196         $227,500        $20,000        --             170,000             --
Vice Chairman                     1995         227,500          6,000        --                  --             --
                                  1994(1)       85,480          7,000        --                  --             --

STEVEN D. IRA                     1996        $194,000        $20,000        --             150,000             --
Executive Vice President -        1995         158,500          6,000        --                  --             --
START                             1994(1)       64,110          7,000        --                  --             --

ROBERT P. LACY                    1996        $158,500             --        --                  --             --
Executive Vice President          1995         158,500             --        --                  --             --
                                  1994(1)       64,110             --        --                  --             --

THOMAS W. TOOMEY                  1996        $130,000        $50,000        --             136,000             --
Executive Vice President -        1995            (3)              --        --                  --             --
Finance and Administration        1994            (3)              --        --                  --             --

___________

(1) Represents compensation paid by the Company for the period from July 29, 1994 through December 31, 1994. The annual base salaries of Messrs. Considine, Kompaniez, Ira and Mr. Lacy in effect during 1994 were $200,000, $200,000, $150,000 and $150,000, respectively. See "Employment Arrangements"

(2) Does not include Common Stock, Class B Common Stock or OP Units held by the Named Executive Officers. See "Security Ownership of Certain Beneficial Owners and Management."

(3) Mr. Toomey was not an employee of the Company prior to January 1996.

                        OPTION/SAR GRANTS IN LAST FISCAL YEAR

    Information on options granted in 1996 to the Named Executive Officers is set forth in the following table.

                                                                                   POTENTIAL REALIZABLE VALUE AT
                                                                                      ASSUMED ANNUAL RATES OF
                                                                                   STOCK PRICE APPRECIATION FOR
                                                INDIVIDUAL GRANTS (1)                     OPTION TERM (2)
                       ---------------------------------------------------------   ----------------------------
                       NUMBER OF       % OF TOTAL
                       SECURITIES    OPTIONS/SARS
                       UNDERLYING      GRANTED TO    EXERCISE OR
                      OPTIONS/SARS   EMPLOYEES IN     BASE PRICE     EXPIRATION
      NAME             GRANTED (#)    FISCAL YEAR       ($/Sh)          DATE           5% ($)        10% ($)
------------------     ------------   ------------    ------------    ----------     ----------    -----------
Terry Considine            306,000        38.3%         $20.75        10/1/2006     $3,993,166    $10,119,468
                            12,000         1.5%          20.625       4/25/2006        155,651        394,451
Peter K. Kompaniez         166,000        20.8%          20.75        10/1/2006      2,166,228      5,489,646
                             4,000         0.5%          20.625       4/25/2006         51,884        131,484
Steven D. Ira              146,000        18.3%          20.75        10/1/2006      1,905,236      4,828,243
                             4,000         0.5%          20.625       1/25/2006         51,884        131,484
Thomas W. Toomey           126,000        15.8%          20.75        10/1/2006      1,644,245      4,166,840
                            10,000         1.3%          20.25        1/25/2006        127,351        322,733
Robert P. Lacy                 N/A         N/A            N/A               N/A            N/A            N/A


___________

(1) Options vest ratably over five years. Under the terms of the 1996 Stock Option Plan, the 1994 Stock Option Plan and the Non-Qualified Option Plan, the plan administrator retains discretion, subject to certain restrictions, to modify the terms of outstanding options. Options are granted for terms set at the discretion of the plan administrator and are subject to earlier termination in certain events related to termination of employment. The exercise price of incentive and non-qualified options granted under the 1996 Stock Option Plan, the 1994 Stock Option Plan and the Non-Qualified Option Plan will generally equal the fair market value of a share of Common Stock on the date of grant unless the option holder owns more than 10% of the total combined voting power of all classes of stock of the Company, in which case the exercise price of incentive stock options granted to the option holder will equal 110% of the fair market value of a share of Common Stock on the date of grant.

(2) Assumed annual rates of stock price appreciation are set forth for illustrative purposes only. The amounts shown are for the assumed rates of appreciation only, do not constitute projections of future stock price performance, and may not necessarily be realized.

               AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND
                          FISCAL YEAR-END OPTION/SAR VALUES

    Information on option exercises during 1996 by the Named Executive Officers, and the value of unexercised options held by Named Executive Officers at December 31, 1996 is set forth in the following table.

                                                       NUMBER OF SECURITIES           VALUE OF UNEXERCISED
                                                      UNDERLYING UNEXERCISED          IN-THE-MONEY OPTIONS/
                                                      OPTIONS/SARS AT FY-END(#)       SARS AT FY-END ($)(1)
                                                     --------------------------    --------------------------
                         SHARES
                      ACQUIRED ON       VALUE
     NAME             EXERCISE (#)   REALIZED ($)    EXERCISABLE  UNEXERCISABLE    EXERCISABLE  UNEXERCISABLE
-------------------   ------------   ------------    -----------  -------------    -----------  -------------
Terry Considine            153,000         0             153,000         12,000      1,147,500         91,500
Peter K. Kompaniez          83,000         0              83,000          4,000        622,500         30,500
Steven D. Ira               73,000         0              73,000          4,000        547,500         30,500
Thomas W. Toomey            63,000         0              73,000              0        472,500              0
Robert P. Lacy                   0         0                   0              0              0              0


(1) Market value of underlying securities at fiscal year-end, less the exercise price. Market value is determined based on the closing price of the Common Stock on the New York Stock Exchange on December 31, 1996 of $28.25 per share.

                    COMPENSATION COMMITTEE REPORT TO STOCKHOLDERS

    Compensation and benefit practices of the Company are established and governed by the Compensation Committee comprised exclusively of independent members of the Board of Directors. The Compensation Committee establishes the general compensation policy of the Company, reviews and approves compensation of the senior executive officers of the Company and administers the 1994 Stock Option Plan, the 1996 Stock Option Plan, the Non-Qualified Option Plan (collectively, the "Existing Stock Option Plans") and any other employee benefit plans established by the Company. The Compensation Committee reviews the overall compensation program of the Company to assure that it (i) is reasonable in consideration of all the facts, including practices of comparably sized real estate investment trusts, (ii) adequately recognizes performance tied to creating shareholder values, and (iii) meets overall Company compensation and business objectives.

    The Compensation Committee will attempt to promote financial and operational success by attracting, motivating and assisting in the retention of key employees who demonstrate the highest levels of ability and talent. In addition, the Compensation Committee will attempt to promote teamwork, initiative and resourcefulness on the part of key employees whose performance and responsibilities directly affect Company profits. To this end, the compensation program is designed to balance short and long-term incentive compensation to achieve desired results and pay for performance. The Compensation Committee has determined that the Company's compensation program should reward performance as measured by the creation of value for stockholders. The Compensation Committee contemplates utilizing base salary, annual cash incentive awards, and long-term incentive compensation as part of its program. The Compensation Committee does not plan to allocate a fixed percentage of compensation to each of these three elements but intends to work with management to design compensation structures which will best serve its goals.

    BASE SALARY. Salaries for executives will be reviewed annually by the Compensation Committee based upon a variety of factors, including individual performance, general levels of market salary increases and the Company's overall financial results.

    Base salaries for the Company's executives through December 31, 1996 were determined by the Compensation Committee. The Compensation Committee has reviewed the base salary for each of the five highest paid officers for 1997 and believes that the compensation is reasonable in view of competitive practices, the Company's performance and the contribution of those officers to that performance.

    ANNUAL CASH INCENTIVE AWARDS. Annual cash incentive bonus awards generally are designed to protect shareholder interests by establishing a Cash Earned For Shareholders ("CEFS") target (the "Performance Target"). Unless the Performance Target is met it is the intention of the Compensation Committee that no cash bonuses will be paid to Senior Management; and if the Performance Target is met, cash bonuses may be paid to Senior Management at the discretion of the Compensation Committee. CEFS is defined as the Company's net income or (loss) excluding gains (or losses) from debt restructuring and sales of property, plus certain non-cash charges, primarily real estate depreciation and amortization, and after adjustment for unconsolidated partnerships and joint ventures, less the dividend payment on Preferred Stock and less capital replacements of a minimum annual provision of $300 per apartment unit. CEFS is comparable to what others in the industry sometimes describe as Cash Available for Distribution ("CAD") or Funds Available for Distribution ("FAD"). CEFS is available to fund new investments, pay dividends, reduce debt or repurchase stock. The Performance Target is established by the Compensation Committee at the beginning of each year at a level considered to provide shareholders with an acceptable rate of return. Bonus awards also are based on personal performance measured by the extent to which personal goals are achieved. Personal performance goals necessarily vary between officers based upon their specific roles within the Company and specific objectives established each year for each officer.

    LONG-TERM INCENTIVE COMPENSATION. The Compensation Committee administers the Existing Stock Option Plans. Stock options are awarded under the Existing Stock Option Plans in order to attract and retain employees and motivate them to improve the long-term performance of the Company's stock in the market. In addition, the Compensation Committee may provide employees with opportunities to purchase Common Stock directly. See

"Proposal 4 -- Approval and Ratification of the Non-Qualified Option Plan and the Sale of Stock to Certain Executive Officers." The Compensation Committee believes that by providing key employees with responsibility for the management and growth of the Company with an opportunity to increase their ownership of Company stock, the best interests of shareholders and executives will be closely aligned. Stock options generally are granted at no less than 100% of the current fair market value of the Company's stock and will only be of value if the stock price increases over time. Generally, stock options will vest in installments over a five-year period, and the employee must be employed by the Company in order to exercise vested options. In determining whether and in what amount to grant stock options, the Compensation Committee will take into account, among other things, the scope of responsibility, the anticipated performance, and the contribution to the Company of the proposed award recipient.

    CHIEF EXECUTIVE COMPENSATION. In 1996, Terry Considine, the Company's President and Chief Executive Officer, received base compensation of $267,500, which compensation was determined by the Compensation Committee. The Compensation Committee also awarded Mr. Considine a cash bonus incentive award of $20,000 for his performance during 1996 as the appropriate amount in light of earnings in excess of the Performance Target. Mr. Considine will receive base compensation of $275,000 per year for 1997, an increase of 2.8% from the 1996 base compensation.

    Based upon the foregoing, the Compensation Committee has reviewed and approved the total compensation for 1996 of the five most highly compensated executive officers of the Company.

Date: March 31, 1997                        THOMAS L. RHODES (Chairman)
                                            RICHARD S. ELLWOOD
                                            J. LANDIS MARTIN
                                            JOHN D. SMITH

    THE ABOVE REPORT WILL NOT BE DEEMED TO BE INCORPORATED BY REFERENCE INTO ANY FILING BY THE COMPANY UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES EXCHANGE ACT OF 1934, EXCEPT TO THE EXTENT THAT THE COMPANY SPECIFICALLY INCORPORATES THE SAME BY REFERENCE.


                               EMPLOYMENT ARRANGEMENTS

    Each of Messrs. Considine, Kompaniez, Ira and Lacy receive annual cash compensation and a bonus pursuant to two-year employment contracts with the Company. The initial two-year term of each of the contracts expired in July 1996 and, in the case of Messrs. Considine, Kompaniez and Ira each contract has been renewed for a one year term. The base salary payable under the employment contracts to Messrs. Considine, Kompaniez, Ira and Lacy is $257,500, $227,500, $158,500 and $158,500, respectively, subject to annual review and adjustment by the Compensation Committee. See "Summary Compensation Table." Each of
Messrs. Considine, Kompaniez, Ira and Lacy are also eligible for a bonus set by the Compensation Committee. Key factors in the determination of senior management bonuses will be his or her performance and contribution to an increase in the Company's CEFS per share, and the amount of any bonus will be limited to 100% of base salary.

    The employment contracts provide that upon a change in control of the Company or a termination of employment under certain circumstances, the employee will be entitled to a payment equal to three times the average annual salary for the previous three years. The contracts provide that during the term of the contract and for one year thereafter, except with respect to certain existing investments held by the employee (which the employees have committed to liquidate in an orderly manner), in no event will the employees engage in the acquisition, development, operation or management of other multifamily rental apartment properties outside of the Company. In addition, the contracts provide that the employees will not engage in any active or passive investment in property relating to multifamily rental apartment properties, with the exception of the ownership of up to 1% of the securities of any publicly-traded company involved in those activities.

                            STOCK PRICE PERFORMANCE GRAPH

    The following graph compares cumulative total returns for the Company's Common Stock, the Standard & Poor's 500 Total Return Index, the SNL Self-Managed REIT Index, and the SNL Multi-Family REIT Index from July 29, 1994 (the date on which the initial public offering of the Company's Common Stock was consummated) to December 31, 1996. The SNL Self-Managed REIT and the SNL Multi-Family REIT Indices were prepared by SNL Securities, an independent research and publishing firm specializing in the collection and dissemination of data on the banking, thrift and financial services industries. The indices are weighted for all companies that fit the definitional criteria of the particular index and are calculated to exclude companies as they are acquired and add them to the index calculation as they become publicly traded companies. All companies of the definitional criteria in existence at the point in time presented are included in the index calculations. The graph assumes the investment of $100 in the Company's Common Stock and in each index on July 29, 1994, and that all dividends paid have been reinvested.

                     APARTMENT INVESTMENT AND MANAGEMENT COMPANY
                               STOCK PRICE PERFORMANCE

                                       [GRAPH]

                                                      Period  Ending
                      7/29/94   12/31/94   12/31/95    3/31/96    6/30/96    9/30/96   12/31/96
                      -------   --------   --------    -------    -------    -------   --------
AIMCO                 $100.00    $ 94.78    $116.08    $127.67    $117.07    $133.94    $183.47
S&P 500               $100.00    $102.85    $141.49    $149.09    $155.76    $160.59    $173.84
Equity REITs          $100.00    $ 98.29    $113.11    $116.30    $121.41    $129.51    $153.77
Residential REITs     $100.00    $ 99.73    $113.22    $118.79    $121.79    $127.74    $148.20


     THE STOCK PRICE PERFORMANCE GRAPH WILL NOT BE DEEMED TO BE INCORPORATED BY REFERENCE INTO ANY FILING BY THE COMPANY UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES EXCHANGE ACT OF 1934, EXCEPT TO THE EXTENT THAT THE COMPANY SPECIFICALLY INCORPORATES THE SAME BY REFERENCE.

                        CERTAIN RELATIONSHIPS AND TRANSACTIONS

    Until February 1996, four of the Company's executive officers, Messrs. Considine, Kompaniez, Ira and Lacy, collectively, had a 5% beneficial interest in each of four regional business trusts (the "Service Trusts") in order to accommodate the qualification of the Company as a REIT. Through the Operating Partnership, the Company had a 95% beneficial interest in each of the four Service Trusts. The Service Trusts owned 99% interests in the four regional limited liability companies (the "Service LLCs") through which the Company conducted its property management and asset management business. The Operating Partnership owned the remaining 1% beneficial interests in the four Service LLCs. In February 1996, the Company formed a new subsidiary, Property Asset Management Services, Inc., a Delaware corporation ("PAMS"), to hold the beneficial interests in each of the four Service Trusts. The Operating Partnership's interests in each of the four Service Trusts were contributed to PAMS in exchange for 950,000 shares of non-voting preferred stock of PAMS. The remaining 5% beneficial interests in each of the Service Trusts held by Messrs. Considine, Kompaniez, Ira and Lacy were contributed to PAMS in exchange for a total of 50,000 shares of common stock of PAMS (34,166 shares, 6,750 shares, 6,834 shares and 2,250 shares, respectively). The PAMS preferred stock and common stock are entitled to equal dividends, on a per share basis. The PAMS preferred stock has a liquidation preference of $1.70 per share and is entitled to 95% of any amounts in excess of such preference that may be distributed to stockholders in the event of a liquidation, dissolution or winding up of PAMS. The formation of PAMS is expected to facilitate operating and organizational efficiencies for the Company, and possibly tax savings. For the year ended December 31, 1996, Messrs. Considine, Kompaniez, Ira and Lacy received dividends of approximately $28,000, $6,000, $6,000, and $2,000, respectively, on their shares of PAMS common stock, and the Company received dividends of $788,000 on its shares of PAMS preferred stock.

    As of January 1, 1996, the Operating Partnership acquired the Peachtree
Park Apartments from Peachtree Park 94, L.P., a Georgia limited partnership, for a total consideration comprised of 86,977 OP Units, the repayment of $270,268 of indebtedness relating to the Peachtree Park Apartments, and the assumption of $12,980,255 of indebtedness encumbering the Peachtree Park Apartments. In addition, AIMCO purchased the cable equipment located at the Peachtree Park Apartments from Mr. Considine for 8,243 shares of Common Stock valued at $21.25 a share. The Peachtree Park Apartments is a multifamily apartment property comprised of 295 units located in Atlanta, Georgia. Terry Considine, Chairman of the Board of Directors, President and Chief Executive Officer of the Company, holds, directly and indirectly, a 100% interest in Peachtree Park 94, L.P. The purchase price was determined based on Mr. Considine's investment in, and expenses relating to, the property. The Company also incurred an aggregate of $16,822 in closing costs relating to the Peachtree Park Apartments.

    As of December 31, 1996, the Company served as property manager for 18 multifamily apartment properties owned by entities in which Messrs. Considine and Ira and other officers of the Company have an ownership interest. Compensation for these services is in an amount equal to between 3% and 6% of gross receipts from the properties ($619,000 for the year ended December 31, 1996). All contracts for the management of these properties have been approved by a majority of the Independent Directors, and are on terms prevailing in the market for arms' length transactions at the time the contracts were executed.

    On May 20, 1996, the Company acquired Somerset Utah, L.P., a Utah limited partnership of which the managing general partner was a partnership between Mr. Ira and Property Asset Management, LLC, Limited Liability Company, a Colorado limited liability company ("PAM LLC"), which is controlled by Messrs. Considine and Ira. Through their ownership interest in PAM LLC, Messrs. Considine and Ira had beneficial interests in Somerset Utah, L.P. of approximately 6.4% and 1.3%, respectively. Somerset Utah, L.P. acquired Somerset Village, an apartment property in Salt Lake City, Utah, in August 1993 for approximately $16.7 million. AIMCO Somerset, Inc. (a wholly owned subsidiary of AIMCO) purchased 100% of the partnership interest (with two-thirds of such interest transferred to the Operating Partnership) in Somerset Utah, L.P. for a purchase price of approximately $21.9 million (including the assumption of indebtedness), which was determined through negotiations between representatives of the Company and Somerset Utah, L.P., including Mr. Considine. The Company has obtained an independent appraisal of the Somerset Village apartment property and the transaction was subject to the approval of the Company's Board of Directors (excluding Mr. Considine). Mr. Considine received 14,305 OP Units and $83,800 and Mr. Ira received 1,431 OP Units and $16,764 in connection with this transaction.

    On October 1, 1996, the Company issued 379,750 shares of Common Stock to certain executive officers (or entities controlled by them) at $20.75 per share (the closing price on the New York Stock Exchange on August 29, 1996, the option award date) pursuant to the exercise of stock options issued under the 1996 Stock Option Plan. In payment for such shares, the executive officers executed notes payable to the Company bearing interest at 7.25% per annum, payable quarterly, and due in 2006. These stock purchase notes are secured by the shares purchased and are recourse as to 25% of the principal owed. As of December 31, 1996, Messrs. Considine, Kompaniez, Ira and Toomey and Ms. Morein had balances of $3,174,759, $1,722,250, $1,514,750 and $1,307,250, respectively, under these notes.

    In addition, on August 29, 1996, the Company agreed to sell to the Considine Partnership, Mr. Kompaniez and Mr. Toomey, 382,500 shares, 83,000 shares and 50,000 shares, respectively, of Common Stock, at a purchase price of $20.75 per share (the closing price on the New York Stock Exchange on such date) prior to January 31, 1997. These shares were issued and delivered as of December 31, 1996. In payment for such shares, the Considine Partnership, Mr. Kompaniez and Mr. Toomey executed notes payable to the Company bearing interest at 7.25% per annum, payable quarterly, and due in 2006. These stock purchase notes were not secured by the shares purchased, but were recourse as to 100% of the principal amount. As of December 31, 1996, the Considine Partnership, Mr. Kompaniez and Mr. Toomey had balances of $7,936,875, $1,722,250 and $1,037,500, respectively, under such notes, all of which have since been repaid in full.

                                    OTHER MATTERS

    SECTION 16(a) COMPLIANCE. Section 16(a) of the Exchange Act requires the Company's executive officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports (Forms 3, 4 and 5) of stock ownership and changes in ownership with the Securities and Exchange Commission and the New York Stock Exchange. Officers, directors and beneficial owners of more than ten percent of the Company's stock are required by Securities and Exchange Commission regulation to furnish the Company with copies of all such forms that they file.

    Based solely on the Company's review of the copies of Forms 3, 4 and 5 and the amendments thereto received by it for the year ended December 31, 1996, or written representations from certain reporting persons that no Forms 5 were required to be filed by those persons, the Company believes that during the period ended December 31, 1996, all filing requirements were complied with by its executive officers, directors and beneficial owners of more than ten percent of the Company's stock, with the exception of the following: Messrs. Considine, Kompaniez, Ira, Toomey and Lacy each filed a Form 5 on February 7, 1997, disclosing, in the case of Messrs. Considine, Kompaniez, Ira and Lacy, Common Stock acquired upon conversion of shares of Class B Common Stock of the Company and, in the case of Messrs. Considine, Kompaniez and Toomey, Common Stock acquired from the Company.

    STOCKHOLDERS' PROPOSALS. Proposals of stockholders intended to be presented at the Company's Annual Meeting of Stockholders to be held in 1997 must be received by the Company, marked to the attention of the Secretary, no later than November 27, 1997. Proposals must comply with the requirements as to form and substance established by the Securities and Exchange Commission for proposals in order to be included in the proxy statement.

    OTHER BUSINESS. The Company knows of no other business that will come before the Meeting for action. As to any other business that comes before the Meeting, the persons designated as proxies will have discretionary authority to act in their best judgment.

                             THE BOARD OF DIRECTORS


March 31, 1997
Denver, Colorado

                                                                       ANNEX A

                     APARTMENT INVESTMENT AND MANAGEMENT COMPANY
                         1997 STOCK AWARD AND INCENTIVE PLAN

    Apartment Investment and Management Company, a Maryland corporation, AIMCO Properties, L.P., a Delaware limited partnership, Property Asset Management Services, L.P., a Delaware limited partnership have adopted the Apartment Investment and Management Company 1997 Stock Award and Incentive Plan (the "PLAN"), adopted March 31, 1997, for the benefit of eligible employees and directors of the Company, the Partnership, the Company Subsidiaries and the Partnership Subsidiaries.

                                      ARTICLE 1
                             PURPOSE OF PLAN; DEFINITIONS

         1.1 PURPOSE. The purpose of the Plan is to reinforce the long-term commitment to the Company's success of those officers (including officers who are directors of the Company), other employees, independent directors, consultants and advisors of the Company, the Partnership, the Company Subsidiaries and the Partnership Subsidiaries who are or will be responsible for such success; to facilitate the ownership of the Company's stock by such individuals, thereby reinforcing the identity of their interests with those of the Company's stockholders; and to assist the Company, the Partnership, the Company Subsidiaries and the Partnership Subsidiaries in attracting and retaining officers and other employees, directors and consultants and advisors with experience and ability.

         1.2 DEFINITIONS. For purposes of the Plan, the following terms shall be defined as set forth below:

              (a) "ADMINISTRATOR" means the Board, or if the Board does not administer the Plan, the Committee in accordance with Section 2.

              (b)  "BOARD" means the Board of Directors of the Company.

              (c) "CODE" means the Internal Revenue Code of 1986, as amended from time to time, or any successor thereto.

              (d) "COMMITTEE" means the Compensation Committee of the Board including such additional individuals as the Board shall designate in order to fulfill the Disinterested Persons requirement of Rule 16b-3 as promulgated by the Securities and Exchange Commission (the "Commission") under the Securities Exchange Act of 1934 (the "Act"), and as such Rule may be amended from time to time, or any successor definition adopted by the Commission, or any other Committee the Board may subsequently appoint to administer the Plan. The Committee shall be composed entirely of individuals who are an "outside director" within the meaning of Section 162(m)(4)(c)(ii) of the Code. If at any time the Board shall not administer the Plan, then the functions of the Board specified in the Plan shall be exercised by the Committee.

              (e) "COMPANY" means Apartment Investment and Management Company, a Maryland corporation (or any successor corporation).

              (f) "COMPANY EMPLOYEE" means any officer or other employee (as defined in accordance with Section 3401(c) of the Code) of the Company, or of any corporation that is then a Company Subsidiary.

              (g) "COMPANY SUBSIDIARIES" means any corporation in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain then owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. Except with respect to Incentive Stock Options, "COMPANY SUBSIDIARY" shall also mean any partnership in which the Company and/or any Company Subsidiary owns more than fifty percent (50%) of the capital or profits interests; PROVIDED, HOWEVER, that "COMPANY SUBSIDIARY" shall not include the Partnership or any Partnership Subsidiary.

              (h) "DEFERRED STOCK" means an award made pursuant to Section 7 below of the right to receive Stock at the end of a specified deferral period.

              (i)  "DIVIDEND EQUIVALENT" means an award granted pursuant to
Section 7 of a right to receive certain payments with respect to shares of Stock of the Company.

              (j)  "EFFECTIVE DATE" shall mean the date provided pursuant to
Section 10.

              (k) "ELIGIBLE PERSONS" means any person eligible to participate in the Plan pursuant to Section 4.1 including Independent Directors.

              (l) "FAIR MARKET VALUE" means, as of any given date, with respect to any awards granted hereunder (A) the closing price of a share of the Company's Common Stock on the principal exchange on which shares of the Company's Common Stock are then trading, if any, on the trading day previous to such date, or, if shares were not traded on the trading day previous to such date, then on the next preceding trading day during which a sale occurred; or
(B) if such Common Stock is not traded on an exchange but is quoted on Nasdaq or a successor quotation system, (1) the last sales price (if the Company's Common Stock is then listed as a National Market Issue under the Nasdaq National Market System) or (2) the mean between the closing representative bid and asked prices (in all other cases) for the Company's Common Stock on the trading day previous to such date as reported by Nasdaq or such successor quotation system; or (C) if such Common Stock is not publicly traded on an exchange and not quoted on Nasdaq or a successor quotation system, the mean between the closing bid and asked prices for the Company's Common Stock, on the day previous to such date, as determined in good faith by the Committee; or (D) if the Company's Common Stock is not publicly traded, the fair market value established by the Committee acting in good faith.

              (m) "GENERAL PARTNER INTEREST" means an ownership interest in the Partnership that is a general partner interest and includes any and all benefits to which the holder of such an interest may be entitled as provided in the Agreement of Limited Partnership of AIMCO Properties, L.P., as amended, together with all obligations of such holder to comply with the terms and provisions of such agreement.

              (n) "INCENTIVE STOCK OPTION" means any Stock Option intended to be designated as an "incentive stock option" within the meaning of Section 422 of the Code.

              (o) "INDEPENDENT DIRECTOR" means a member of the Board who is not a Company Employee or a Partnership Employee.

              (p) "LIMITED STOCK APPRECIATION RIGHT" means a Stock Appreciation Right that can be exercised only in the event of a "Change of Control" (as defined in the award evidencing such Limited Stock Appreciation Right).

              (q) "NON-QUALIFIED STOCK OPTION" means any Stock Option that is not an Incentive Stock Option, including any Stock Option that provides (as of the time such option is granted) that it will not be treated as an Incentive Stock Option.

              (r) "PARTICIPANT" means any Eligible Person, or any Independent Director, consultant or advisor to the Company, any Company Subsidiary, the Partnership or any Partnership Subsidiary selected by the Administrator, pursuant to the Administrator's authority in Section 2 below, to receive grants of Stock Options, Stock Appreciation Rights, Limited Stock Appreciation Rights, Dividend Equivalents, Restricted Stock awards, Deferred Stock awards, Performance Shares or any combination of the foregoing.

              (s) "PARTNERSHIP" means AIMCO Properties, L.P., a Delaware limited partnership.

              (t) "PARTNERSHIP EMPLOYEE" means any officer or other employee (as defined in accordance with Section 3401(c) of the Code) of the Partnership, or any entity that is then a Partnership Subsidiary.

              (u) "PARTNERSHIP SUBSIDIARY" means any partnership or limited liability company in any unbroken chain of partnerships or limited liability companies beginning with the Partnership if each of the partnerships or limited liability companies other than the last partnership or limited liability company in the unbroken chain then owns more than fifty percent (50%) of the capital or profits interests in one of the other partnerships or limited liability companies. "PARTNERSHIP SUBSIDIARY" shall also mean any corporation in which the Partnership and/or any Partnership Subsidiary owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock. "PARTNERSHIP SUBSIDIARY" includes the Regional Service Companies.

              (v) "PERFORMANCE SHARE" means an award of shares of Stock pursuant to Section 7 that is subject to restrictions based upon the attainment of specified performance objectives.

              (w) "REGIONAL SERVICE COMPANY" shall mean Property Asset Management Services, L.P.

              (x)  "RESTRICTED STOCK" means an award granted pursuant to
Section 7 of shares of Stock subject to certain restrictions.

              (y) "STOCK" means the Class A Common Stock of the Company, par value $.01 per share, and any equity security of the Company issued or authorized to be issued in the future, but excluding any warrants, options or other rights to purchase Class A Common Stock. Debt securities of the Company convertible into Class A Common Stock shall be deemed equity securities of the Company.

              (z) "STOCK APPRECIATION RIGHT" means the right pursuant to an award granted under Section 6 to receive an amount equal to the difference between (A) the Fair Market Value, as of the date such Stock Appreciation Right or portion thereof is surrendered, of the shares of Stock covered by such right or such portion thereof, and (B) the aggregate exercise price of such right or such portion thereof.

              (aa) "STOCK OPTION" means any option to purchase shares of Stock granted pursuant to Section 5.


              (ab) "STOCK OWNERSHIP LIMIT" means the restrictions on ownership and transfer of Common Stock provided in Section 3.4 of the Company's Charter.

                                      ARTICLE 2
                                    ADMINISTRATION

         2.1 ADMINISTRATOR. The Plan shall be administered by the Board or by a Committee which shall be appointed by the Board and which shall serve at the pleasure of the Board and in accordance with the requirements of Rule 16b-3 of the Act.

         2.2 DUTIES AND POWERS OF ADMINISTRATOR. The Administrator shall have the power and authority to grant to Eligible Persons, pursuant to the terms of the Plan: Stock Options, Stock Appreciation Rights or Limited Stock Appreciation Rights, Dividend Equivalents, Restricted Stock, Performance Shares, Deferred Stock, or any combination of the foregoing. In particular, the Administrator shall have the authority to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder and in its discretion, to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall from time to time deem advisable; to interpret the terms and provisions of the Plan and any award issued under the Plan (and any agreements relating thereto); and to otherwise supervise the administration of the Plan.

         2.3 DELEGATION OF AUTHORITY. The Administrator may in his sole and absolute discretion delegate to the Chief Financial Officer of the Company or the Secretary of the Company, or both, any or all of the administrative duties and authority of the Administrator under this Plan, other than the authority to
(a) make grants under this Plan to employees who are "officers" of the Company within the meaning of Rule 16(a)-1(b) of the Exchange Act or whose total compensation is required to be reported to the Company's stockholders under the Exchange Act, (b) determine the price, timing or amount of such grants or (c) determine any other matter required by Rule 16b-3 or Section 162(m) of the Code to be determined in the sole and absolute discretion of the Administrator.

                                      ARTICLE 3
                                STOCK SUBJECT TO PLAN

         3.1 NUMBER AND SOURCE OF SHARES. The total number of shares of Stock reserved and available for issuance under the Plan shall be 10% of the shares of Stock outstanding as of the first day of the fiscal year during which any award is made but in no event more than 20,000,000 shares. Such shares may consist, in whole or in part, of treasury shares, authorized and unissued shares or shares of Stock reacquired by the Company. To the extent that (a) a Stock Option expires or is otherwise terminated without being exercised, or (b) any shares of Stock subject to any Restricted Stock, Deferred Stock or Performance Share award granted hereunder are forfeited, such shares shall again be available for issuance in connection with future awards under the Plan. If any shares of Stock otherwise issuable under the Plan have been pledged as collateral for indebtedness incurred by a Participant in connection with the realization of any award hereunder, and such shares are returned to the Company in satisfaction of such indebtedness, such shares shall again be available for issuance in connection with future awards under the Plan.

         3.2 LIMITATION ON INDIVIDUAL GRANTS The aggregate number of shares of Stock as to which Stock Options, Stock Appreciation Rights, Dividend Equivalents, Restricted Stock, Deferred Stock and Performance Shares may be granted to any individual during any calendar year may not, subject to adjustment as provided in this Section 3, exceed 100% of the shares available under the Plan.

         3.3 ADJUSTMENT OF AWARDS. In the event of any merger, reorganization, consolidation, recapitalization, stock dividend or other change in corporate structure affecting the Stock, a substitution or adjustment shall be made in (a) the kind and aggregate number of shares reserved for issuance under the Plan, (b) the kind, number and option price of shares subject to outstanding Stock Options granted under the Plan, and (c) the kind, number and purchase price of shares issuable pursuant to awards of Restricted Stock, Deferred Stock and Performance Shares, as may be determined by the Administrator, in its sole discretion. Such other substitutions or adjustments shall be made respecting awards hereunder as may be determined by the Administrator, in its sole discretion. An adjusted option price shall also be used to determine the amount payable by the Company in connection with Stock Appreciation Rights, Limited Stock Appreciation Rights and Dividend Equivalents awarded under the Plan. In connection with any event described in this paragraph, the Administrator may provide, in its discretion, for the cancellation of any outstanding awards and payment in cash or other property in exchange therefor.

                                      ARTTICLE 4
                                     ELIGIBILITY

         4.1 GENERAL PROVISIONS. Subject to Section 3.1 and the Stock Ownership Limit, officers (including officers who are directors of the Company), other key employees and Independent Directors of, and consultants and advisors to the Company, any Company Subsidiary, the Partnership and any Partnership Subsidiary who are responsible for or contribute to the management, growth and/or profitability of the business of the Company, any Company Subsidiary and any Partnership Subsidiary, shall be eligible to be granted awards under the Plan. The Participants under the Plan shall be selected from time to time by the Administrator, in its sole discretion, from among the

Eligible Persons, consultants and advisors to the Company recommended by the senior management of the Company, and the Administrator shall determine, in its sole discretion, the number of shares covered by each award.

                                      ARTICLE 5
                                    STOCK OPTIONS

         5.1 OPTION AWARDS. Stock Options may be granted alone or in addition to other awards granted under the Plan. Any Stock Option granted under the Plan shall be in such form as the Administrator may from time to time approve, and the provisions of Stock Option awards need not be the same with respect to each optionee. Recipients of Stock Options shall enter into an award agreement with the Company, in such form as the Administrator shall determine, which agreement shall set forth, among other things, the exercise price of the option, the term of the option and provisions regarding exercisability of the option granted thereunder.

         5.2 TYPES OF OPTIONS. The Stock Options granted under the Plan may be of two types: (a) Incentive Stock Options and (b) Non-Qualified Stock Options. The Administrator shall have the authority to grant (x) Incentive Stock Options, Non-Qualified Stock Options, or both types of Stock Options (in each case with or without Stock Appreciation Rights or Limited Stock Appreciation Rights) to Company Employees and (y) Non-Qualified Stock Options (with or without Stock Appreciation Rights or Limited Stock Appreciation Rights) to Partnership Employees, and persons who are Independent Directors, consultants or advisors to the Company, any Company Subsidiary, the Partnership or any Partnership Subsidiary. To the extent that any Stock Option does not qualify as an Incentive Stock Option, it shall constitute a separate Non-Qualified Stock Option. More than one option may be granted to the same optionee and be outstanding concurrently hereunder.

         5.3 TERMS AND CONDITIONS OF OPTIONS. Stock Options granted under the Plan shall contain such terms and conditions, not inconsistent with the terms of the Plan, as the Administrator shall deem desirable:

              (a) OPTION PRICE. The option price per share of Stock purchasable under a Stock Option shall be determined by the Administrator in its sole discretion at the time of grant but shall not, in the case of Incentive Stock Options, be less than one hundred percent (100%) of the Fair Market Value of the Stock on such date, and shall not, in any event, be less than the par value of the Stock. If a Company Employee owns or is deemed to own (by reason of the attribution rules applicable under Section 424(d) of the Code) more than ten percent (10%) of the combined voting power of all classes of stock of the Company or any Company Subsidiary or any Partnership Subsidiary that is a corporation and an Incentive Stock Option is granted to such employee, the option price of such Incentive Stock Option (to the extent required by the Code at the time of grant) shall be no less than one hundred and ten percent (110%) of the Fair Market Value of the Stock on the date such Incentive Stock Option is granted.

              (b) OPTION TERM. The term of each Stock Option shall be fixed by the Administrator, PROVIDED THAT if a Company Employee owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than ten percent (10%) of the combined voting power of all classes of stock of the Company, any Company Subsidiary, the Partnership or any Partnership Subsidiary that is a corporation and an Incentive Stock Option is granted to such employee, the term of such Incentive Stock Option (to the extent required by the Code at the time of grant) shall be no more than five (5) years from the date of grant.

              (c) EXERCISABILITY. Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Administrator at or after grant.

         5.4 LOANS. The Company may make loans available to Stock Option holders in connection with the exercise of outstanding options granted under the Plan, as the Administrator, in its discretion, may determine. Such loans shall
(a) be evidenced by promissory notes entered into by the Stock Option holders in favor of the Company, (b) be subject to the terms and conditions set forth in this Section 5.4 and such other terms and conditions, not inconsistent with the Plan, as the Administrator shall determine; PROVIDED THAT each loan shall comply with all applicable laws, regulations and rules of the Board of Governors of the Federal Reserve System and any other governmental agency having jurisdiction.

         5.5 NON-TRANSFERABILITY OF OPTIONS. Unless otherwise determined by the Administrator, no Stock Option shall be transferable by the optionee, and all Stock Options shall be exercisable, during the optionee's lifetime, only by the optionee.

         5.6 TERMINATION OF EMPLOYMENT OR SERVICE. If an optionee's employment with or service as a director of or consultant or advisor to the Company, any Company Subsidiary or any Partnership Subsidiary terminates by reason of death, disability or for any other reason, the Stock Option may thereafter be exercised to the extent provided in the applicable award agreement, or as otherwise determined by the Administrator.

         5.7 ANNUAL LIMIT ON INCENTIVE STOCK OPTIONS. To the extent that the aggregate Fair Market Value (determined as of the date the Incentive Stock Option is granted) of shares of Stock with respect to which Incentive Stock Options granted to an Optionee under this Plan and all other option plans of the Company or its Company Subsidiaries become exercisable for the first time by the Optionee during any calendar year exceeds $100,000, such Stock Options shall be treated as Non-Qualified Stock Options.

                                      ARTICLE 6
                            STOCK APPRECIATION RIGHTS AND
                          LIMITED STOCK APPRECIATION RIGHTS

         6.1 GRANT OF RIGHTS. Stock Appreciation Rights and Limited Stock Appreciation Rights may be granted either alone ("Free Standing Rights") or in conjunction with all or part of any Stock Option granted under the Plan ("Related Rights"). In the case of a Non-Qualified Stock Option, Related Rights may be granted either at or after the time of the grant of such Stock Option.
In the case of an Incentive Stock Option, Related Rights may be granted only at the time of the grant of the Incentive Stock Option.

         6.2 TERMINATION OF RIGHTS. A Related Right or applicable portion thereof granted in conjunction with a Stock Option shall terminate and no longer be exercisable upon the termination or exercise of the related Stock Option, except that, unless otherwise provided by the Administrator at the time of grant, a Related Right granted with respect to less than the full number of shares covered by a related Stock Option shall only be reduced if and to the extent that the number of shares covered by the exercise or termination of the related Stock Option exceeds the number of shares not covered by the Related Right.

         6.3 EXERCISE OF RIGHTS. A Related Right may be exercised by an optionee, in accordance with paragraph 6.4, by surrendering the applicable portion of the related Stock Option. Upon such exercise and surrender, the optionee shall be entitled to receive an amount determined in the manner prescribed in paragraph 6.4. Stock Options which have been so surrendered, in whole or in part, shall no longer be exercisable to the extent the Related Rights have been so exercised.

         6.4 TERMS AND CONDITIONS OF STOCK APPRECIATION RIGHTS. Stock Appreciation Rights shall be subject to such terms and conditions, not inconsistent with the provisions of the Plan, as shall be determined from time-to-time by the Administrator:

              (a) TERMINATION OF EMPLOYMENT OR SERVICE. In the event of the termination of employment or service of a Participant who has been granted one or more Free Standing Stock Appreciation Rights, such rights shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Administrator at or after grant.

         6.5 LIMITED STOCK APPRECIATION RIGHTS. Limited Stock Appreciation Rights shall be subject to such terms and conditions, not inconsistent with the provisions of the Plan, as shall be determined from time to time by the Administrator.

                                      ARTICLE 7
                                 DIVIDEND EQUIVALENTS

         7.1 GRANT OF DIVIDEND EQUIVALENTS. The Committee is authorized to grant Dividend Equivalents to Participants, which will entitle such Participant to receive, on a current or deferred basis and subject to such conditions as may be imposed by the Committee, cash payments from the Company in the same amounts (or such lesser fraction of such amounts as may be specifically set forth in the Dividend Equivalent agreement evidencing such award) that the holder of record of such number of shares of Stock would be entitled to receive as cash dividends on such Stock (unless otherwise limited in such agreement). Dividend
Equivalent agreements will specify the expiration date of such Dividend Equivalents, the number of shares of Stock to which it relates, and such other conditions as the Committee may impose.

         7.2 PAYMENTS. The right to a cash payment in respect of a Dividend Equivalent will apply to all dividends the record date for which occurs at any time during the period commencing on the date the Dividend Equivalent is granted and ending on the date such Dividend Equivalent expires or is terminated, whichever occurs first.

         7.3 RELATED DIVIDEND EQUIVALENTS. If a Dividend Equivalent is granted in conjunction with the grant of a Stock Option or a Stock Appreciation Right, the applicable Dividend Equivalent agreement will provide that the grantee is entitled to receive from the Company cash payments, on a current or deferred basis, in the same amounts (or such lesser fraction of such amounts as may be specifically set forth in the Dividend Equivalent agreement) that the holder of record of a number of shares of Stock equal to the number of shares covered by such Stock Option or Stock Appreciation Right would be entitled to receive as dividends on such Stock unless otherwise limited in the Dividend Equivalent agreement. Such right to a cash payment will apply to, and such Dividend Equivalent will remain outstanding in respect of, all cash dividends the record date for which occurs at any time during the period commencing on the date the related Stock Option or Stock Appreciation Right is granted and ending on the date that such Stock Option or Stock Appreciation Right is exercised, expires or terminates, whichever occurs first.

                                      ARTICLE 8
                         RESTRICTED STOCK, DEFERRED STOCK AND
                                  PERFORMANCE SHARES

         8.1 GENERAL. Restricted Stock, Deferred Stock or Performance Share awards may be issued either alone or in addition to other awards granted under the Plan. In the discretion of the Administrator, loans may be made to Participants in connection with the purchase of Restricted Stock under substantially the same terms and conditions as provided in Section 5.4 with respect to the exercise of stock options.

         8.2 AWARD AGREEMENTS. The prospective recipient of a Restricted Stock, Deferred Stock or Performance Share award shall not have any rights with respect to such award, unless and until such recipient has executed an agreement evidencing the award and delivered a fully executed copy thereof to the Company, within a period of sixty (60) days (or such other period as the Administrator may specify after the award date).

         8.3  AWARD CERTIFICATES.  Except as otherwise provided below in this
Section 8.3, (a) each Participant who is awarded Restricted Stock or Performance Shares shall be issued a stock certificate in respect of such shares of Restricted Stock or Performance Shares; and (b) such certificate shall be registered in the name of the Participant, and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such award.

         8.4 DEFERRED STOCK CERTIFICATES. With respect to Deferred Stock awards, at the expiration of the Restricted Period, stock certificates in respect of such shares of Deferred Stock shall be delivered to the participant, or his legal representative, in a number equal to the number of shares of Stock covered by the Deferred Stock award.

         8.5 RESTRICTIONS AND CONDITIONS. The Restricted Stock, Deferred Stock and Performance Share awards granted pursuant to this Section 8 shall be subject to the following restrictions and conditions as determined by the
Committee:

              (a) RESTRICTIONS ON TRANSFER. Subject to the provisions of the Plan and the Restricted Stock Award Agreement, Deferred Stock Award Agreement, Performance Share Award Agreement or other award agreement, as appropriate, governing such award, during such period as may be set by the Administrator commencing on the grant date (the "Restricted Period"), the Participant shall not be permitted to sell, transfer, pledge or assign shares of Restricted Stock, Performance Shares or Deferred Stock awarded under the Plan; PROVIDED THAT the Administrator may, in its sole discretion, provide for the lapse of such restrictions in installments and may accelerate or waive such restrictions in whole or in part based on such factors and such circumstances as the Administrator may determine, in its sole discretion, including, but not limited to, the attainment of certain performance related goals, the Participant's termination of employment or service, death or Disability or the occurrence of a "Change of Control" as defined in the agreement evidencing such award.

              (b) TERMINATION OF EMPLOYMENT OR SERVICE. The rights of holders of Restricted Stock, Deferred Stock and Performance Share awards upon termination of employment or service for any reason during the Restricted Period shall be set forth in the award agreement, as appropriate, governing such awards.

                                      ARTICLE 9
                              AMENDMENT AND TERMINATION

         9.1 AMENDMENT OF THE PLAN. The Board may amend, alter or discontinue the Plan, but no amendment, alteration, or discontinuation shall be made that would impair the rights of a Participant under any award theretofore granted without such Participant's consent. Notwithstanding the foregoing, stockholder approval under this Section 9 shall only be required at such time and under such circumstances as stockholder approval would be required under Section 162(m) or 422 of the Code with respect to any material amendment to any employee benefit plan of the Company or as otherwise determined by the Administrator.

         9.2 AMENDMENT OF AWARDS. The Administrator may amend the terms of any award theretofore granted, prospectively or retroactively, but, no such amendment shall impair the rights of any holder without his or her consent.

                                      ARTICLE 10
                               UNFUNDED STATUS OF PLAN

         The Plan is intended to constitute an "unfunded" plan for incentive compensation. With respect to any payments not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general creditor of the Company.

                                      ARTICLE 11
                                  GENERAL PROVISIONS

         11.1 REPRESENTATIONS. The Administrator may require each person purchasing shares pursuant to a Stock Option to represent to and agree with the Company in writing that such person is acquiring the shares without a view to distribution thereof. The certificates for such shares may include any legend which the Administrator deems appropriate to reflect any restrictions on transfer.

         11.2 LEGENDS. All certificates for shares of Stock delivered under the Plan shall be subject to such stock-transfer orders and other restrictions as the Administrator may deem advisable under the rules, regulations, and other requirements of the Commission, any stock exchange upon which the Stock is then listed, and any applicable Federal or state securities law, and the Administrator may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions.

         11.3 OTHER PLANS; NO GUARANTEE OF ENGAGEMENT. Nothing contained in the Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases. The adoption of the Plan shall not confer upon any director, employee, consultant or advisor of the Company, any Company Subsidiary or any Partnership or Partnership Subsidiary any right to continued employment with or service as a director to the Company, any Company Subsidiary or any Partnership or Partnership Subsidiary, as the case may be, nor shall it interfere in any way with the right of the Company, any Company Subsidiary, the Partnership or any Partnership Subsidiary to terminate the employment or service of any of its directors, employees, consultants or advisors at any time.

         11.4 WITHHOLDING REQUIREMENTS. Each Participant shall, no later than the date as of which the value of an award first becomes includible in the gross income of the Participant for Federal income tax purposes, pay to the Company, any Company Subsidiary, the Partnership or any Partnership Subsidiary (as the case may be), or make arrangements satisfactory to the Administrator regarding payment of, any Federal, state, or local taxes of any kind required by law to be withheld with respect to the award. The obligations of the Company under the Plan shall be conditional on the making of such payments or arrangements, and the Company, any Company Subsidiary, the Partnership or any Partnership Subsidiary shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Participant.

         11.5 NO LIABILITY. No member of the Board or the Committee, or any director, officer or employee of the Company, and Company Subsidiary, the partnership or any partnership Subsidiary shall be liable, responsible or accountable in damages or otherwise for any determination made or other action taken or any failure to act by such person so long as such person is not determined to be guilty by a final adjudication of willful misconduct with respect to such determination, action or failure to act.

         11.6 INDEMNIFICATION. No member of the Board or the Administrator, nor any officer or employee of the Company acting on behalf of the Board or the Administrator, shall be personally liable for any action, determination, or interpretation taken or made in good faith with respect to the Plan, and all members of the Board or the Administrator and each and any officer or employee of the Company acting on their behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, determination or interpretation.

                                      ARTICLE 12
                                    MISCELLANEOUS

         12.1 COMPLIANCE WITH LAWS.

              (a) The obligation of the Company to sell or deliver Stock with respect to any award granted under the Plan shall be subject to all applicable laws, rules and regulations, including all applicable Federal and state securities laws, and the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Committee.

              (b) Each award is subject to the requirement that, if at any time the Committee determines, in its absolute discretion, that the listing, registration or qualification of Stock issuable pursuant to the Plan is required by any securities exchange or under any state or Federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the grant of an award or the issuance of Stock, no such award shall be granted, payment made or Stock issued, in whole or in part, unless listing, registration, qualification, consent or approval has been effected or obtained free of any conditions not acceptable to the Committee.

              (c) In the event that the disposition of Stock acquired pursuant to the Plan is not covered by a then current registration statement under the Securities Act of 1933, as amended (the "Securities Act") and is not otherwise exempt from such registration, such Stock shall be restricted against transfer to the extent required by the Securities Act or regulations thereunder, and the Committee may require a grantee receiving Stock pursuant to the Plan, as a condition precedent to receipt of such Stock, to represent to the Company in writing that the Stock acquired by such grantee is acquired for investment only and not with a view to distribution.

         12.2 NO RIGHTS TO AWARDS; NO STOCKHOLDER RIGHTS. No Eligible Person shall have any claim to be granted any award or loan under the Plan, and there is no obligation for uniformity of treatment of grantees. Except as provided specifically herein, a grantee or a transferee of an award shall have no rights as a stockholder with respect to any shares covered by the award until the date of the issuance of a stock certificate to him for such shares.

         12.3 OWNERSHIP AND TRANSFER RESTRICTIONS. Shares acquired through the realization of awards granted under the Plan shall be subject to the restrictions on ownership and transfer set forth in the Company's Charter. The Committee (or the Board, in the case of Non-Qualified Stock Options granted to Independent Directors), in its sole and absolute discretion, may impose such additional restrictions on the ownership and transferability of the shares issuable pursuant to Plan awards as it deems appropriate. Any such restriction shall be set forth in the respective award agreement and may be referred to on the certificates evidencing such shares. The Committee may require a Participant to give the Company prompt notice of any disposition of shares of Stock acquired by exercise of an Incentive Stock Option within (i) two (2) years from the date of granting such option to such Participant or (ii) one (1) year after the transfer of such shares to such Participant. The Committee may direct that the certificates evidencing shares acquired by exercise of a Stock Option refer to such requirement to give prompt notice of disposition.

         12.4 RESTRICTIONS ON OWNERSHIP. A Stock Option is not exercisable (and an award may not otherwise be realized) if, in the sole and absolute discretion of the Committee, the exercise of such Option or realization of such award would likely result in any of the following:

              (a) the Participant's ownership of Stock being in violation of the Stock Ownership Limit set forth in the Company's Charter;

              (b) income to the Company that could impair the Company's status as a "real estate investment trust," within the meaning of Sections 856 through 860 of the Code;

              (c) a transfer, at any one time, of more than one-tenth of one percent (0.1%) (measured in value or in number of shares, whichever is more restrictive) of the Company's total Stock from the Company to the Partnership pursuant to Section 5.4(d); or

              (d) Notwithstanding any other provision of this Plan, a Participant shall have no rights under this Plan to acquire Stock that would otherwise be prohibited under the Company's Charter.

         12.5 APPROVAL OF PLAN BY STOCKHOLDERS. The Plan shall take effect upon its adoption by the Board but the Plan (and any grants of awards made prior to the shareholder approval mentioned herein) shall be subject to ratification by the holder(s) of a majority of the issued and outstanding shares of voting securities of the Company entitled to vote, which ratification must occur within twelve (12) months of the date that the Plan is adopted by the Board. In the event that the shareholders of the Company do not ratify the Plan at a meeting of the shareholders at which such issue is considered and voted upon, then upon such event the Plan and all rights hereunder shall immediately terminate and no grantee (or any permitted transferee thereof) shall have any remaining rights under the Plan or any award agreement entered into in connection herewith.

         12.6 NONTRANSFERABILITY. Awards shall not be transferable by a Participant except by will or the laws of descent and distribution or, if then permitted under Rule 16b-3, pursuant to a qualified domestic relations order as defined under the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder, and shall be exercisable during the lifetime of a Participant only by such Participant or his guardian or legal representative.

         12.7 GOVERNING LAW. The Plan and all determinations made and actions taken pursuant hereto shall be governed by the laws of the State of Maryland without giving effect to the conflict of laws principles thereof.

                                      ARTICLE 13
                                EFFECTIVE DATE OF PLAN

         The Plan became effective (the "Effective Date") on April 24, 1997, the date the Company's stockholders formally approved the Plan.

                                      ARTICLE 14
                                     TERM OF PLAN

         No Stock Option, Stock Appreciation Right, Limited Stock Appreciation Right, Dividend Equivalent, Restricted Stock, Deferred Stock or Performance Share award shall be granted pursuant to the Plan on or after the tenth anniversary of the Effective Date, but awards theretofore granted may extend beyond that date.

                                                                         ANNEX B

                                 AMENDED AND RESTATED
                     APARTMENT INVESTMENT AND MANAGEMENT COMPANY
                       NON-QUALIFIED EMPLOYEE STOCK OPTION PLAN


                                      ARTICLE 1
                             PURPOSE OF PLAN; DEFINITIONS

         1.1 PURPOSE. The purpose of the Plan is to reinforce the long-term commitment to the Company's success of those officers (including officers who are directors of the Company), other employees, independent directors, consultants and advisors of the Company who are or will be responsible for such success; to facilitate the ownership of the Company's stock by such individuals, thereby reinforcing the identity of their interests with those of the Company's stockholders; and to assist the Company in attracting and retaining officers and other employees, directors and consultants and advisors with experience and ability.

         1.2 DEFINITIONS. Wherever the masculine gender is used it shall include the feminine, and where a singular pronoun is used, it shall include the plural, unless the context clearly indicates otherwise. For purposes of the Plan, the following terms shall be defined as set forth below:

              (a) "ADMINISTRATOR" means the Board, or if the Board does not administer the Plan, the Committee in accordance with Section 2.

              (b)  "BOARD" means the Board of Directors of the Company.

              (c) "CODE" means the Internal Revenue Code of 1986, as amended from time to time, or any successor thereto.

              (d) "COMMITTEE" means the Compensation Committee of the Board other than directors who are not Non-Employee Directors, including such additional individuals as the Board shall designate in order to fulfill the Non-Employee Director requirement of Rule 16b-3 as promulgated by the Securities and Exchange Commission (the "Commission") under the Securities Exchange Act of 1934 (the "Act"), and as such Rule may be amended from time to time, or any successor definition adopted by the Commission, or any other Committee the Board may subsequently appoint to administer the Plan. The Committee shall be composed entirely of individuals who are Non-Employee Directors. If at any time the Board shall not administer the Plan, then the functions of the Board specified in the Plan shall be exercised by the Committee.

              (e) "COMPANY" means Apartment Investment and Management Company, a Maryland corporation (or any successor corporation).

              (f) "COMPANY EMPLOYEE" means any officer or other employee (as defined in accordance with Section 3401(c) of the Code) of the Company.

              (g) "DEFERRED STOCK" means an award made pursuant to Section 8 below of the right to receive Stock at the end of a specified deferral period.

              (h) "DISABILITY" means the inability of a Participant to perform substantially his duties and responsibilities to the Company by reason of a physical or mental disability or infirmity (i) for a continuous period of six months, or (ii) at such earlier time as the Participant submits medical evidence satisfactory to the Company that he has a physical or mental disability or infirmity which will likely prevent him from returning to the performance of his work duties for six months or longer. The date of such Disability shall be on the last day of such six-month period or the day on which the Participant submits such satisfactory medical evidence, as the case may be.

              (i)  "DIVIDEND EQUIVALENT" means an award granted pursuant to
Section 7 of a right to receive certain payments with respect to shares of Stock of the Company.

              (j)  "EFFECTIVE DATE" shall mean the date provided pursuant to
Section 12.

              (k) "ELIGIBLE EMPLOYEE" means any Company Employee or Partnership Employee eligible to participate in the Plan pursuant to Section 4.

              (l) "FAIR MARKET VALUE" means, as of any given date, with respect to any awards granted hereunder (A) the closing price of a share of the Company's Common Stock on the principal exchange on which shares of the Company's Common Stock are then trading, if any, on the trading day previous to such date, or, if shares were not traded on the trading day previous to such date, then on the next preceding trading day during which a sale occurred; or
(B) if such Common Stock is not traded on an exchange but is quoted on Nasdaq or a successor quotation system, (1) the last sales price (if the Company's Common Stock is then listed as a National Market Issue under the Nasdaq National Market System) or (2) the mean between the closing representative bid and asked prices (in all other cases) for the Company's Common Stock on the trading day previous to such date as reported by Nasdaq or such successor quotation system; or (C) if such Common Stock is not publicly traded on an exchange and not quoted on Nasdaq or a successor quotation system, the mean between the closing bid and asked prices for the Company's Common Stock, on the day previous to such date, as determined in good faith by the Committee; or (D) if the Company's Common Stock is not publicly traded, the fair market value established by the Committee acting in good faith.

              (m) "LIMITED STOCK APPRECIATION RIGHT" means a Stock Appreciation Right that can be exercised only in the event of a "Change of Control" (as defined in the award evidencing such Limited Stock Appreciation Right).

              (n) "NON-EMPLOYEE DIRECTOR" shall have the meaning set forth in Rule 16b-3 of the Act, and as such Rule may be amended from time to time, or any successor definition adopted by the Commission.

              (o) "NON-QUALIFIED STOCK OPTION" means any Stock Option that is not an incentive stock option within the meaning of Section 422 of the Code.

              (p) "PARTICIPANT" means any Eligible Employee, or any consultant or advisor to the Company selected by the Administrator, pursuant to the Administrator's authority in Section 2 below, to receive grants of Stock Options, Stock Appreciation Rights, Limited Stock Appreciation Rights, Dividend Equivalents, Restricted Stock awards, Deferred Stock awards, Performance Shares or any combination of the foregoing.

              (q) "PERFORMANCE SHARE" means an award of shares of Stock pursuant to Section 8 that is subject to restrictions based upon the attainment of specified performance objectives.

              (r)  "RESTRICTED STOCK" means an award granted pursuant to
Section 8 of shares of Stock subject to certain restrictions.

         1.3 "STOCK" means the Class A Common Stock of the Company, par value $.01 per share, and any equity security of the Company issued or authorized to be issued in the future, but excluding any warrants, options or other rights to purchase Class A Common Stock. Debt securities of the Company convertible into Class A Common Stock shall be deemed equity securities of the Company.

         1.4 "STOCK OWNERSHIP LIMIT" means the restrictions on ownership and transfer of Common Stock provided in Section 3.4 of the Company's Charter.

         1.5 "STOCK APPRECIATION RIGHT" means the right pursuant to an award granted under Section 6 to receive an amount equal to the difference between (A) the Fair Market Value, as of the date such Stock Appreciation Right or portion thereof is surrendered, of the shares of Stock covered by such right or such portion thereof, and (B) the aggregate exercise price of such right or such portion thereof.

         1.6 "STOCK OPTION" means any option to purchase shares of Stock granted pursuant to Section 5.


                                      ARTICLE 2

                                    ADMINISTRATION

         2.1 ADMINISTRATOR. The Plan shall be administered by the Board or by the Committee which shall be appointed by the Board and which shall serve at the pleasure of the Board, in accordance with the requirements of Rule 16b-3 of the Act.

         2.2 DUTIES AND POWERS OF ADMINISTRATOR. The Administrator shall have the power and authority to grant to Eligible Employees, consultants and advisors to the Company, pursuant to the terms of the Plan: (a) Stock Options, (b) Stock Appreciation Rights or Limited Stock Appreciation Rights, (c) Dividend Equivalents, (d) Restricted Stock, (e) Performance Shares, (f) Deferred Stock or
(g) any combination of the foregoing.

         In particular, the Administrator shall have the authority:

              (a) to select those employees of the Company who shall be Eligible Employees;

              (b) to determine whether and to what extent Stock Options, Stock Appreciation Rights, Limited Stock Appreciation Rights, Dividend Equivalents, Restricted Stock, Deferred Stock, Performance Shares or a combination of the foregoing, are to be granted hereunder to Eligible Employees, consultants and advisors to the Company;

              (c) to determine the number of shares to be covered by each such award granted hereunder;

              (d) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder (including, but not limited to, (x) the restrictions applicable to Restricted or Deferred Stock awards and the conditions under which restrictions applicable to such Restricted or Deferred Stock shall lapse, and (y) the performance goals and periods applicable to the award of Performance Shares);

              (e) to determine the terms and conditions, not inconsistent with the terms of the Plan, which shall govern all written instruments evidencing the Stock Options, Stock Appreciation Rights, Limited Stock Appreciation Rights, Dividend Equivalents, Restricted Stock, Deferred Stock, Performance Shares or any combination of the foregoing; and

              (f) in its discretion, to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall from time to time deem advisable; to interpret the terms and provisions of the Plan and any award issued under the Plan (and any agreements relating thereto); and to otherwise supervise the administration of the Plan.

         2.3 MAJORITY RULE. The Committee shall act by a majority of its members in attendance at a meeting at which a quorum is present or by a memorandum or other written instrument signed by all members of the Committee.

         2.4  COMPENSATION; PROFESSIONAL ASSISTANCE; GOOD FAITH ACTIONS.
Members of the Committee shall receive such compensation for their services as members as may be determined by the Board. All expenses and liabilities that members of the Committee or Board may incur in connection with the administration of this Plan shall be borne by the Company. The Committee may, with the approval of the Board, employ attorneys, consultants, accountants, appraisers, brokers or other persons. The Committee, the Board, the Company and the Company's officers and directors shall be entitled to rely upon the advice, opinions or valuations of any such persons. All actions taken and all interpretations and determinations made by the Committee or Board in good faith shall be final and binding upon all Participants, the Company and all other interested persons. No member of the Committee or Board shall be personally liable for any action, determination or interpretation made in good faith with respect to this Plan or any award, and all members of the Committee and Board shall be fully protected by the Company in respect of any such action, determination or interpretation.

         2.5 DELEGATION OF AUTHORITY. The Administrator may in his sole and absolute discretion delegate to the Chief Financial Officer of the Company or the Secretary of the Company, or both, any or all of the administrative duties and authority of the Administrator under this Plan, other than the authority to make grants under this Plan, to determine the price, timing or amount of such grants or to determine any other matter required by Rule 16b-3 or other applicable law to be determined in the sole and absolute discretion of the Administrator.

         2.6 NO LIABILITY. No member of the Board or the Committee, or director, officer or employee of the Company shall be liable, responsible or accountable in damages or otherwise for any determination made or other action taken or any failure to act by such person so long as such person is not determined to be guilty by a final adjudication of willful misconduct with respect to such determination, action or failure to act.

         2.7 INDEMNIFICATION. To the fullest extent permitted by law, each of the members of the Board and the Committee and each of the directors, officers and employees of the Company, shall be held harmless and be indemnified by the Company for any liability, loss (including amounts paid in settlement), damages or expenses (including reasonable attorneys' fees) suffered by virtue of any determinations, acts or failures to act, or alleged acts or failures to act, in connection with the administration of this Plan so long as such person is not determined by a final adjudication to be guilty of willful misconduct with respect to such determination, action or failure to act.

                                      ARTICLE 3

                                STOCK SUBJECT TO PLAN

         3.1 NUMBER OF AND SOURCE OF SHARES. The total number of shares of Stock reserved and available for issuance under the Plan shall be 500,000. Such shares may consist, in whole or in part, of treasury shares, authorized and unissued shares or shares of Stock reacquired by the Company.

         3.2 UNREALIZED AWARDS. To the extent that (i) a Stock Option expires or is otherwise terminated without being exercised, or (ii) any shares of Stock subject to any Restricted Stock, Deferred Stock or Performance Share award granted hereunder are forfeited, such shares shall again be available for issuance in connection with future awards under the Plan. If any shares of Stock otherwise issuable under the Plan have been pledged as collateral for indebtedness incurred by a Participant in connection with the realization of any award hereunder, and such shares are returned to the Company in satisfaction of such indebtedness, such shares shall again be available for issuance in connection with future awards under the Plan.

         3.3 ADJUSTMENT OF AWARDS. In the event of any merger, reorganization, consolidation, recapitalization, stock dividend or other change in corporate structure affecting the Stock, a substitution or adjustment shall be made in (i) the kind and aggregate number of shares reserved for issuance under the Plan, (ii) the kind, number and option price of shares subject to outstanding Stock Options granted under the Plan, and (iii) the kind, number and purchase price of shares issuable pursuant to awards of Restricted Stock, Deferred Stock and Performance Shares, as may be determined by the Administrator, in its sole discretion. Such other substitutions or adjustments shall be made respecting awards hereunder as may be determined by the Administrator, in its sole discretion. An adjusted option price shall also be used to determine the amount payable by the Company in connection with Stock Appreciation Rights, Limited Stock Appreciation Rights and Dividend Equivalents awarded under the Plan. In connection with any event described in this paragraph, the Administrator may provide, in its discretion, for the cancellation of any outstanding awards and payment in cash or other property in exchange therefor.

                                      ARTICLE 4

                                     ELIGIBILITY

         GENERAL PROVISIONS. Subject to Section 3.1 and the Stock Exchange Ownership Limit, officers (including officers who are directors of the Company), other key employees of, and consultants and advisors to the Company, who are responsible for or contribute to the management, growth and/or profitability of the business of the Company, shall be eligible to be granted Stock Options, Stock Appreciation Rights, Dividend Equivalents, Limited Stock Appreciation Rights, awards, Deferred Stock awards or Performance Shares hereunder. The Participants under the Plan shall be selected from time to time by the Administrator, in its sole discretion, from among the Eligible Employees, consultants and advisors to the Company recommended by the senior management of the Company, and the Administrator shall determine, in its sole discretion, the number of shares covered by each award.


                                      ARTICLE 5

                                    STOCK OPTIONS

         5.1 OPTION AWARDS. Stock Options may be granted alone or in addition to other awards granted under the Plan. Any Stock Option granted under the Plan shall be in such form as the Administrator may from time to time approve, and the provisions of Stock Option awards need not be the same with respect to each optionee. Recipients of Stock Options shall enter into a subscription and/or award agreement with the Company, in such form as the Administrator shall determine, which agreement shall set forth, among other things, the exercise price of the option, the term of the option and provisions regarding exercisability of the option granted thereunder.

         The Stock Options granted under the Plan shall be Non-Qualified Stock Options. More than one option may be granted to the same optionee and be outstanding concurrently hereunder.

         Stock Options granted under the Plan shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Administrator shall deem desirable:

         5.2 OPTION PRICE. The option price per share of Stock purchasable under a Stock Option shall be determined by the Administrator in its sole discretion at the time of grant but shall not be less than the par value of the Stock.

         5.3 OPTION TERM. The term of each Stock Option shall be fixed by the Administrator, but no Stock Option shall be exercisable more than ten years after the date such Stock Option is granted.

         5.4 EXERCISABILITY. Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Administrator at or after grant. The Administrator may provide, in its discretion, that any Stock Option shall be exercisable only in installments, and the Administrator may waive such installment exercise provisions at any time in whole or in part based on such factors as the Administrator may determine, in its sole discretion.

         5.5 METHOD OF EXERCISE. Subject to Section 5.4 above, Stock Options may be exercised in whole or in part at any time during the option period, by giving written notice of exercise to the Company specifying the number of shares to be purchased, accompanied by payment in full of the purchase price in cash or its equivalent as determined by the Administrator. As determined by the Administrator, in its sole discretion, payment in whole or in part may also be made in the form of unrestricted Stock already owned by the optionee, or, in the case of the exercise of a Non-Qualified Stock Option, Dividend Equivalents, Restricted Stock or Performance Shares subject to an award hereunder (based, in each case, on the Fair Market Value of the Stock on the date the option is exercised). If payment of the option exercise price of a Non-Qualified Stock Option is made in whole or in part in the form of Dividend Equivalents, Restricted Stock or Performance Shares, the shares received upon the exercise of such Stock Option (to the extent of the number of shares of Dividend Equivalents, Restricted Stock or Performance Shares surrendered upon exercise of such Stock Option) shall be restricted in accordance with the original terms of the Dividend Equivalents, Restricted Stock or Performance Share award in question, except that the Administrator may direct that such restrictions shall apply only to that number of shares equal to the number of shares surrendered upon the exercise of such option. An optionee shall generally have the rights to dividends and any other rights of a stockholder with respect to the Stock subject to the option only after the optionee has given written notice of exercise, has paid in full for such shares, and, if requested, has given the representation described in Section 11.1.

         5.6 The Administrator may require the voluntary surrender of all or a portion of any Stock Option granted under the Plan as a condition precedent to a grant of a new Stock Option. Subject to the provisions of the Plan, such new Stock Option shall be exercisable at the price, during such period and on such other terms and conditions as are specified by the Administrator at the time the new Stock Option is granted; PROVIDED, HOWEVER, should the Administrator so require, the number of shares subject to such new Stock Option shall not be greater than the number of shares subject to the surrendered Stock Option. Upon their surrender, Stock Options shall be canceled and the shares previously subject to such canceled Stock Options shall again be available for grants of Stock Options and other awards hereunder.

         5.7 LOANS. The Company may make loans available to Stock Option holders in connection with the exercise of outstanding options granted under the Plan, as the Administrator, in its discretion, may determine. Such loans shall
(i) be evidenced by promissory notes entered into by the Stock Option holders in favor of the Company, (ii) be subject to the terms and conditions set forth in this Section 5.7 and such other terms and conditions, not inconsistent with the Plan, as the Administrator shall determine, (iii) bear interest, if any, at such rate as the Administrator shall determine, and (iv) be subject to Board approval (or to approval by the Administrator to the extent the Board may delegate such authority). In no event may the principal amount of any such loan exceed the sum of (x) the exercise price less the par value of the shares of Stock covered by the option, or portion thereof, exercised by the holder, and (y) any federal, state, and local income tax attributable to such exercise. The initial term of the loan, the schedule of payments of principal and interest under the loan, the extent to which the loan is to be with or without recourse against the holder with respect to principal or interest and the conditions upon which the loan will become payable in the event of the holder's termination of employment shall be determined by the Administrator. Unless the Administrator determines otherwise, when a loan is made, shares of Stock having a Fair Market Value at least equal to the principal amount of the loan shall be pledged by the holder to the Company as security for payment of the unpaid balance of the loan, and such pledge shall be evidenced by a pledge agreement, the terms of which shall be determined by the Administrator, in its discretion; PROVIDED, HOWEVER, that each loan shall comply with all applicable laws, regulations and rules of the Board of Governors of the Federal Reserve System and any other governmental agency having jurisdiction.

         5.8 NON-TRANSFERABILITY OF OPTIONS. Unless otherwise determined by the Administrator, no Stock Option shall be transferable by the optionee, and all Stock Options shall be exercisable, during the optionee's lifetime, only by the optionee.

         5.9 TERMINATION OF EMPLOYMENT OR SERVICE. If an optionee's employment with or service as a director of or consultant or advisor to the Company terminates by reason of death, Disability or for any other reason, the Stock Option may thereafter be exercised to the extent provided in the applicable subscription or award agreement, or as otherwise determined by the Administrator.

                                      ARTICLE 6

                            STOCK APPRECIATION RIGHTS AND
                          LIMITED STOCK APPRECIATION RIGHTS

         6.1 GRANT AND EXERCISE. Stock Appreciation Rights and Limited Stock Appreciation Rights may be granted either alone ("Free Standing Rights") or in conjunction with all or part of any Stock Option granted under the Plan ("Related Rights"). Related Rights may be granted either at or after the time of the grant of such Stock Option.

         A Related Right or applicable portion thereof granted in conjunction with a given Stock Option shall terminate and no longer be exercisable upon the termination or exercise of the related Stock Option, except that, unless otherwise provided by the Administrator at the time of grant, a Related Right granted with respect to less than the full number of shares covered by a related Stock Option shall only be reduced if and to the extent that the number of shares covered by the exercise or termination of the related Stock Option exceeds the number of shares not covered by the Related Right.

         A Related Right may be exercised by an optionee, in accordance with
Section 6.2, by surrendering the applicable portion of the related Stock Option. Upon such exercise and surrender, the optionee shall be entitled to receive an amount determined in the manner prescribed in Section 6.2. Stock Options which have been so surrendered, in whole or in part, shall no longer be exercisable to the extent the Related Rights have been so exercised.

         6.2 TERMS AND CONDITIONS. Stock Appreciation Rights shall be subject to such terms and conditions, not inconsistent with the provisions of the Plan, as shall be determined from time to time by the Administrator, including the following:

              (a) Stock Appreciation Rights that are Related Rights ("Related Stock Appreciation Rights") shall be exercisable only at such time or times and to the extent that the Stock Options to which they relate shall be exercisable in accordance with the provisions of Section 5 and this Section 6 of the Plan.

              (b) Upon the exercise of a Related Stock Appreciation Right, an optionee shall be entitled to receive up to, but not more than, an amount in cash or that number of shares of Stock (or in some combination of cash and shares of Stock) equal in value to the excess of the Fair Market Value of one share of Stock as of the date of exercise over the option price per share specified in the related Stock Option multiplied by the number of shares of Stock in respect of which the Related Stock Appreciation Right is being exercised, with the Administrator having the right to determine the form of payment.

              (c) Related Stock Appreciation Rights shall be transferable or exercisable only when and to the extent that the underlying Stock Option would be transferable or exercisable under Section 5 of the Plan.

              (d) Upon the exercise of a Related Stock Appreciation Right, the Stock Option or part thereof to which such Related Stock Appreciation Right is related shall be deemed to have been exercised for the purpose of the limitation set forth in Section 3 of the Plan on the number of shares of Stock to be issued under the Plan, but only to the extent of the number of shares issued under the Related Stock Appreciation Right.

              (e) Stock Appreciation Rights that are Free Standing Rights ("Free Standing Stock Appreciation Rights") shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Administrator at or after grant.

              (f) The term of each Free Standing Stock Appreciation Right shall be fixed by the Administrator, but no Free Standing Stock Appreciation Right shall be exercisable more than ten years after the date such right is granted.

              (g) Upon the exercise of a Free Standing Stock Appreciation Right, a recipient shall be entitled to receive up to, but not more than, an amount in cash or that number of shares of Stock (or any combination of cash or shares of Stock) equal in value to the excess of the Fair Market Value of one share of Stock as of the date of exercise over the price per share specified in the Free Standing Stock Appreciation Right (which price shall be no less than 100% of the Fair Market Value of the Stock on the date of grant) multiplied by the number of shares of Stock in respect of which the right is being exercised, with the Administrator having the right to determine the form of payment.

              (h) Free Standing Stock Appreciation Rights shall be transferable or exercisable only when and to the extent that a Stock Option would be transferable or exercisable under Section 5 of the Plan.

              (i) In the event of the termination of employment or service of a Participant who has been granted one or more Free Standing Stock Appreciation Rights, such rights shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Administrator at or after grant.

              (j) Limited Stock Appreciation Rights may only be exercised within the 30-day period following a "Change of Control" (as defined by the Administrator in the agreement evidencing such Limited Stock Appreciation Right) and, with respect to Limited Stock Appreciation Rights that are Related Rights ("Related Limited Stock Appreciation Rights"), only to the extent that the Stock Options to which they relate shall be exercisable in accordance with the provisions of Section 5 and this Section 6 of the Plan.

              (k) Upon the exercise of a Limited Stock Appreciation Right, the recipient shall be entitled to receive an amount in cash equal in value to the excess of the "Change of Control Price" (as defined in the agreement evidencing such Limited Stock Appreciation Right) of one share of Stock as of the date of exercise over (A) the option price per share specified in the related Stock Option, or (B) in the case of a Limited Stock Appreciation Right which is a Free Standing Stock Appreciation Right, the price per share specified in the Free Standing Stock Appreciation Right, such excess to be multiplied by the number of shares in respect of which the Limited Stock Appreciation Right shall have been exercised.

                                      ARTICLE 7

                                 DIVIDEND EQUIVALENTS

         7.1 GRANT OF DIVIDEND EQUIVALENTS. The Committee is authorized to grant Dividend Equivalents to Participants, which will entitle such a Participant to receive, on a current or deferred basis and subject to such conditions as may be imposed by the Committee, cash payments from the Company in the same amounts (or such lesser fraction of such amounts as may be specifically set forth in the Dividend Equivalent agreement evidencing such award) that the holder of record of such number of shares of stock would be entitled to receive as cash dividends on such stock (unless otherwise limited in such agreement). Dividend Equivalent agreements will specify the expiration date of such Dividend Equivalents, the number of shares of stock to which it relates, and such other conditions as the Committee may impose. The Committee may provide, at the date of grant or thereafter, that Dividend Equivalents shall be paid or distributed when accrued or shall be deemed to have been reinvested in additional Stock, or other investment vehicles as the Committee may specify, provided that Dividend Equivalents

(other than freestanding Dividend Equivalents) shall be subject to all conditions and restrictions of the underlying awards to which they relate.

         7.2 PAYMENTS. The right to a cash payment in respect of a Dividend Equivalent will apply to all dividends the record date for which occurs at any time during the period commencing on the date the Dividend Equivalent is granted and ending on the date such Dividend Equivalent expires or is terminated, whichever occurs first.

         7.3 RELATED DIVIDEND EQUIVALENTS. If a Dividend Equivalent is granted in conjunction with the grant of a Stock Option or a Stock Appreciation Right, the applicable Dividend Equivalent agreement will provide that the grantee thereof is entitled to receive from the Company cash payments either current or deferred in the same amounts (or such lesser fraction of such amounts as may be specifically set forth in the Dividend Equivalent agreement) that the holder of record of a number of shares of Stock equal to the number of shares covered by such Stock Option or Stock Appreciation Right would be entitled to receive as dividends on such Stock unless otherwise limited in the Dividend Equivalent agreement. Such right to cash payment will apply to, and such Dividend Equivalent will remain outstanding in respect of, all cash dividends the record date for which occurs at any time during the period commencing on the date the related Stock Option or Stock Appreciation Right is granted and ending on the date that such Stock Option or Stock Appreciation Right is exercised, expires or terminates, whichever occurs first.



                                      ARTICLE 8

                         RESTRICTED STOCK, DEFERRED STOCK AND
                                  PERFORMANCE SHARES

         8.1 GENERAL. Restricted Stock, Deferred Stock or Performance Share awards may be issued either alone or in addition to other awards granted under the Plan. The Administrator shall determine the Eligible Employees, consultants and advisors to whom, and the time or times at which, grants of Restricted Stock, Deferred Stock or Performance Share awards shall be made; the number of shares to be awarded; the price, if any, to be paid by the recipient of Restricted Stock, Deferred Stock or Performance Share awards; the Restricted Period (as defined in Section 8.3 hereof) applicable to Restricted Stock or Deferred Stock awards; the performance objectives applicable to Performance Share or Deferred Stock awards; the date or dates on which restrictions applicable to such Restricted Stock or Deferred Stock awards shall lapse during such Restricted Period; and all other conditions of the Restricted Stock, Deferred Stock and Performance Share awards. The Administrator may also condition the grant of Restricted Stock, Deferred Stock awards or Performance Shares upon the exercise of Stock Options, or upon such other criteria as the Administrator may determine, in its sole discretion. The provisions of Restricted Stock, Deferred Stock or Performance Share awards need not be the same with respect to each recipient. In the discretion of the Administrator, loans may be made to Participants in connection with the purchase of Restricted Stock under substantially the same terms and conditions as provided in Section 5 with respect to the exercise of stock options.

         8.2 AWARDS AND CERTIFICATES. The prospective recipient of a Restricted Stock, Deferred Stock or Performance Share award shall not have any rights with respect to such award, unless and until such recipient has executed an agreement evidencing the award (a "Restricted Stock Award Agreement," "Subscription Agreement," "Deferred Stock Award Agreement," "Performance Share Award Agreement," or other award agreement, as appropriate) and delivered a fully executed copy thereof to the Company, within a period of sixty days (or such other period as the Administrator may specify after the award date).
Except as otherwise provided below in this Section 8.2, (i) each Participant who is awarded Restricted Stock or Performance Shares shall be issued a stock certificate in respect of such shares of Restricted Stock or Performance Shares; and (ii) such certificate shall be registered in the name of the Participant, and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such award.

         The Company may require that the stock certificates evidencing Restricted Stock or Performance Share awards hereunder be held in the custody of the Company until the restrictions thereon shall have lapsed, and that, as a condition of any Restricted Stock award or Performance Share award, the Participant shall have delivered a stock power, endorsed in blank, relating to the Stock covered by such award.

         With respect to Deferred Stock awards, at the expiration of the Restricted Period, stock certificates in respect of such shares of Deferred Stock shall be delivered to the participant, or his legal representative, in a number equal to the number of shares of Stock covered by the Deferred Stock award.

         8.3 RESTRICTIONS AND CONDITIONS. The Restricted Stock, Deferred Stock and Performance Share awards granted pursuant to this Section 8 shall be subject to the following restrictions and conditions:

              (a) Subject to the provisions of the Plan and the Restricted Stock Award Agreement, Subscription Agreement, Deferred Stock Award Agreement, Performance Share Award Agreement or other award agreement, as appropriate, governing such award, during such period as may be set by the Administrator commencing on the grant date (the "Restricted Period"), the Participant shall not be permitted to sell, transfer, pledge or assign shares of Restricted Stock, Performance Shares or Deferred Stock awarded under the Plan; PROVIDED, HOWEVER, that the Administrator may, in its sole discretion, provide for the lapse of such restrictions in installments and may accelerate or waive such restrictions in whole or in part based on such factors and such circumstances as the Administrator may determine, in its sole discretion, including, but not limited to, the attainment of certain performance related goals, the Participant's termination of employment or service, death or Disability or the occurrence of a "Change of Control" as defined in the agreement evidencing such award.

              (b) Except as provided in Section 8.3(a), the Participant shall generally have, with respect to the shares of Restricted Stock or Performance Shares, all of the rights of a stockholder with respect to such stock during the Restricted Period. The Participant shall generally not have the rights of a stockholder with respect to stock subject to Deferred Stock awards during the Restricted Period; PROVIDED, HOWEVER, that dividends declared during the Restricted Period with respect to the number of shares covered by a Deferred Stock award shall be paid to the Participant. Certificates for shares of unrestricted Stock shall be delivered to the Participant promptly after, and only after, the Restricted Period shall expire without forfeiture in respect of such shares of Restricted Stock, Performance Shares or Deferred Stock, except as the Administrator, in its sole discretion, shall otherwise determine.

              (c) The rights of holders of Restricted Stock, Deferred Stock and Performance Share awards upon termination of employment or service for any reason during the Restricted Period shall be set forth in the Restricted Stock Award Agreement, Subscription Agreement, Deferred Stock Award Agreement, Performance Share Award Agreement or other award agreement, as appropriate, governing such awards.


                                      ARTICLE 9

                              AMENDMENT AND TERMINATION

         The Board may amend, alter or discontinue the Plan, but no amendment, alteration, or discontinuation shall be made that would impair the rights of a Participant under any award theretofore granted without such Participant's consent.

         The Administrator may amend the terms of any award theretofore granted, prospectively or retroactively, but, subject to Section 3.3 above, no such amendment shall impair the rights of any holder without his or her consent.

                                      ARTICLE 10

                               UNFUNDED STATUS OF PLAN

         The Plan is intended to constitute an "unfunded" plan for incentive compensation. With respect to any payments not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general creditor of the Company.


                                      ARTICLE 11

                                  GENERAL PROVISIONS

         11.1 The Administrator may require each person purchasing shares pursuant to a Stock Option to represent to and agree with the Company in writing that such person is acquiring the shares without a view to distribution thereof. The certificates for such shares may include any legend which the Administrator deems appropriate to reflect any restrictions on transfer.

         All certificates for shares of Stock delivered under the Plan shall be subject to such stock-transfer orders and other restrictions as the Administrator may deem advisable under the rules, regulations, and other requirements of the Commission, any stock exchange upon which the Stock is then listed, and any applicable federal or state securities law, and the Administrator may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions.

         11.2 Nothing contained in the Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases. The adoption of the Plan shall not confer upon any employee, consultant or advisor of the Company any right to continued employment with the Company, as the case may be, nor shall it interfere in any way with the right of the Company to terminate the employment or service of any of its employees, consultants or advisors at any time.

         11.3 Each Participant shall, no later than the date as of which the value of an award first becomes includible in the gross income of the Participant for federal income tax purposes, pay to the Company, or make arrangements satisfactory to the Administrator regarding payment of, any federal, state, or local taxes of any kind required by law to be withheld with respect to the award. The obligations of the Company under the Plan shall be conditional on the making of such payments or arrangements, and the Company shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Participant.

         11.4 No member of the Board or the Administrator, nor any officer or employee of the Company acting on behalf of the Board or the Administrator, shall be personally liable for any action, determination, or interpretation taken or made in good faith with respect to the Plan, and all members of the Board or the Administrator and each and any officer or employee of the Company acting on their behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, determination or interpretation.

                                      ARTICLE 12

                                EFFECTIVE DATE OF PLAN

         The Plan became effective (the "Effective Date") on August 29, 1996, the date the Company's Board of Directors formally approved the Plan.


                                      ARTICLE 13

                                     TERM OF PLAN

         No Stock Option, Stock Appreciation Right, Limited Stock Appreciation Right, Dividend Equivalent, Restricted Stock, Deferred Stock or Performance Share award shall be granted pursuant to the Plan on or after the tenth anniversary of the Effective Date, but awards theretofore granted may extend beyond that date.

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                  APARTMENT INVESTMENT AND MANAGEMENT COMPANY


The undersigned, a stockholder of Apartment Investment and Management Company, a Maryland corporation (the "Company"), hereby appoints Terry Considine and Peter K. Kompaniez or either of them (with full power to act without the other), the attorneys and proxies of the undersigned, with power of substitution, to attend the Annual Meeting of Stockholders of the Company to be held at the principal executive offices of the Company at 1873 South Bellaire Street, Suite 1700, Denver, Colorado 80222-4348, on April 24, 1997 at 9:00 a.m., and at any adjournment or adjournments thereof, and to vote the number of shares the undersigned would be entitled to vote if personally present, as follows:





               (PLEASE DATE AND SIGN ON REVERSE SIDE AND RETURN THIS
                        PROXY IN THE ENCLOSED ENVELOPE.)

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

                                         FOR ALL NOMINEES       WITHHOLD
                                      (except as indicated)     AUTHORITY
1. The election as directors of
   Terry Considine, Richard S.               /  /                 /  /
   Ellwood, Peter K. Kompaniez,
   J. Landis Martin, Thomas L.
   Rhodes and John O. Smith,
   each for a one year term ending on the date of the next Annual Meeting of Stockholders and until their successors are elected and qualify.

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space below.)

______________________________________________________________

                                             Please indicate your votes by
                                              marking the appropriate box.

                                                 FOR   AGAINST   ABSTAIN
2. The ratification of Ernst & Young LLP as
   independent auditors for the Company.        /  /    /  /      /  /

3. The proposal to approve the Apartment
   Investment and Management Company 1997       /  /    /  /      /  /
   Stock Award and Incentive Plan.

4. The proposal to approve and ratify (i)
   the Amended and Restated Apartment
   Investment and Management Company
   Non-Qualified Employee Stock Option Plan     /  /    /  /      /  /
   and (ii) the issuance and sale of 515,500 shares of Common Stock to certain of the Company's Executive Officers.

5. Such other matters as may come before the meeting, as to which discretionary authority is granted to said proxies.

THIS PROXY WILL BE VOTED AS YOU SPECIFY ABOVE. UNLESS OTHERWISE MARKED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE PERSONS NAMED ABOVE, AND FOR PROPOSALS 2, 3 AND 4. IN THE ELECTION OF DIRECTORS, AND EXCEPT AS OTHERWISE INDICATED ABOVE, SAID PROXIES SHALL HAVE DISCRETION AND AUTHORITY TO DISTRIBUTE THE VOTES REPRESENTED BY THIS PROXY IN SUCH PROPORTIONS AS THEY SHALL SEE FIT AMONG THE NOMINEES NAMED IN THE PROXY STATEMENT. IF ANY SUCH NOMINEE IS UNABLE OR UNWILLING TO SERVE OR IS OTHERWISE UNAVAILABLE SAID PROXIES SHALL HAVE DISCRETION AND AUTHORITY TO VOTE IN ACCORDANCE WITH THEIR JUDGMENT FOR OTHER NOMINEES OR TO DISTRIBUTE SUCH VOTES IN SUCH PROPORTIONS AS THEY SHALL SEE FIT AMONG OTHER NOMINEES. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE NOTICE OF MEETING AND PROXY STATEMENT DATED MARCH 31, 1997.



Signature(s)____________________________________ Dated _________________, 1997

(Please sign exactly as your name or names appear, if more than one name appears, all persons so designated should sign. For joint accounts, each joint owner should sign. Executors, administrators, trustees, guardians, and attorneys-in-fact should so indicate when signing.

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